File Nos. 33-61810, 811-7674
As filed with the Securities and Exchange Commission on February 28, 1997

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933                / /
                       PRE-EFFECTIVE AMENDMENT NO.___                 / /
                       POST-EFFECTIVE AMENDMENT NO. 7                 /X/

                                      and

                             REGISTRATION STATEMENT
                  UNDER THE INVESTMENT COMPANY ACT OF 1940            /X/
                              AMENDMENT NO. 8                         /X/


                           THE DIVERSIFIED INVESTORS
                                  FUNDS GROUP
               (Exact Name of Registrant as Specified in Charter)

               Four Manhattanville Road, Purchase, New York 10577
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 914-697-8000

                                Robert F. Colby
                     Diversified Investment Advisors, Inc.
                            Four Manhattanville Road
                            Purchase, New York 10577
                    (Name and Address of Agent for Service)

                                    Copy to:
                                Roger P. Joseph
                           Bingham, Dana & Gould LLP
                               150 Federal Street
                          Boston, Massachusetts 02110


It is proposed that this filing will become effective (check appropriate box):

[ ]   immediately upon filing pursuant to paragraph (b).
[ ]   on (date) pursuant to paragraph (b).
[X]   60 days after filing pursuant to paragraph (a)(1).
[ ]   on (date) pursuant to paragraph (a)(1) of Rule 485.
[ ]   75 days after filing pursuant to paragraph (a)(2).
[ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

      If appropriate, check the following box:

[ ]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      The Registrant has previously registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice with respect to each series of the Registrant for the Registrant's most recently completed fiscal year ended December 31, 1996 was filed on February 25, 1997.
      Diversified Investors Portfolios has also executed this registration statement.



                     THE DIVERSIFIED INVESTORS FUNDS GROUP
                                   FORM N-1A
                             CROSS REFERENCE SHEET


Part A
Item No.                                            Prospectus Headings

 1.   Cover Page                                    Cover Page

 2.   Synopsis                                      Expense Summary


 3.   Condensed Financial Information               Condensed Financial
                                                    Information


 4.   General Description of Registrant             Cover Page; Management of the Trust
                                                    and Portfolio Series

 5.   Management of the Fund                        Management of the Trust and Portfolio
                                                    Series; Other Information

 5A.  Management's Discussion of Fund Performance   Not applicable

 6.   Capital Stock and other Securities            Cover Page; Purchases and Redemptions
                                                    of Shares; Management of the Trust
                                                    and Portfolio Series; Other
                                                    Information

 7.   Purchase of Securities Being Offered          Purchases and  Redemptions of
                                                    Shares; Other Information

 8.   Redemption or Repurchase                      Purchases and Redemptions
                                                    of Shares

 9.   Pending Legal Proceedings                     Not applicable

Part B Statement of Additional
Item No.                                            Information Headings

10.   Cover Page                                    Cover Page

11.   Table of Contents                             Table of Contents

12.   General Information and History               Not Applicable

13.   Investment Objectives and Policies            Investment Objectives,
                                                    Policies and Restrictions


14.   Management of the Fund                        Management of the Trust and
                                                    Portfolio Series

15.   Control Persons and Principal Holders of
      Securities                                    See Prospectus--"Management of the Trust
                                                    and Portfolio Series"

16.   Investment Advisory and Other Services        Management of the Trust and Portfolio
                                                    Series; see Prospectus--"Management of
                                                    the Trust and Portfolio Series"




17.   Brokerage Allocation and Other Practices      Investment Objectives,
                                                    Policies and Restrictions


18.   Capital Stock and Other Securities            Taxation; Description of the Trust; Fund
                                                    Shares; see Prospectus--"Management of
                                                    the Trust and Portfolio Series" and
                                                    "Other Information"

19.   Purchase, Redemption and Pricing of
      Securities Being Offered                      Determination of Net Asset Value;
                                                    Valuation of Securities; see Prospectus-
                                                    -"Purchases and Redemptions of Shares"

20.   Tax Status                                    Taxation; see Prospectus--
                                                    "Other Information"

21.   Underwriters                                  See Prospectus--"Management of the Trust
                                                    and Portfolio Series" and "Purchases and
                                                    Redemptions of Shares"
22.   Calculations of Yield Quotations of Money
      Market Funds                                  Performance Information

23.   Financial Statements                          Experts; Statements of Assets and
                                                    Liabilities; Reports of Independent
                                                    Accountants

Part C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this registration statement.

                                                 PROSPECTUS Dated       , 1997


                    THE DIVERSIFIED INVESTORS FUNDS GROUP

      The Diversified Investors Funds Group (the "Trust") is an open-end management investment company that seeks to provide investors with a broad range of investment alternatives through its thirteen separate funds (the "Funds"). Each Fund is a separate mutual fund issuing its own shares. Diversified Investment Advisors, Inc. ("Diversified") is the investment adviser (the "Adviser") to each Fund and selects, subject to shareholder approval, separate investment subadvisers (the "Subadvisers") that provide investment advice for the Funds. The Trust seeks to achieve each Fund's investment objective by investing all of the investable assets ("Assets") of that Fund in a corresponding series of Diversified Investors Portfolios (the "Portfolio Series"). The Portfolio Series (like the Trust) is a diversified, open-end management investment company with separate series (the "Portfolios") which have the same investment objectives as the Funds. The thirteen Funds offered for sale by this Prospectus are as follows:

       Diversified Investors Money Market Fund
       Diversified Investors High Quality Bond Fund
       Diversified Investors Intermediate Government Bond Fund
       Diversified Investors Government/Corporate Bond Fund
       Diversified Investors High-Yield Bond Fund
       Diversified Investors Balanced Fund
       Diversified Investors Equity Income Fund
       Diversified Investors Equity Value Fund
       Diversified Investors Growth & Income Fund
       Diversified Investors Equity Growth Fund
       Diversified Investors Special Equity Fund
       Diversified Investors Aggressive Equity Fund
       Diversified Investors International Equity Fund


      UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, THE TRUST SEEKS TO ACHIEVE EACH FUND'S INVESTMENT OBJECTIVES BY INVESTING ALL OF THAT FUND'S ASSETS IN A CORRESPONDING PORTFOLIO. SEE "MASTER FEEDER STRUCTURE" ON PAGE [___].

      This Prospectus sets forth information about the Trust and the Funds that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a "Statement of Additional Information," has been filed with the Securities and Exchange Commission and is available without charge upon request by calling the Trust at (914) 697-8000. The Statement of Additional Information, which has the same date as this Prospectus, is incorporated by reference into this Prospectus.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


      The Money Market Fund's net asset value per share will fluctuate. Many money market funds declare a dividend of all investment income each day in order to maintain a stable net asset value of $1.00 per share. The Money Market Fund intends to declare dividends of all investment income and to distribute all net realized capital gains only once a year in December. Undeclared investment income may cause the Money Market Fund's net asset value per share to fluctuate. INVESTMENTS IN THE MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.


      In pursuing its investment objective, the High-Yield Bond Fund may invest significantly in lower rated bonds, commonly referred to as "junk bonds". Bonds of this type are considered to be speculative with regard to the payment of interest and return of principal. Investments in these types of securities have special risks and therefore may not be suitable for all investors. Investors should carefully assess the risks associated with an investment in this Fund.

                                EXPENSE SUMMARY


      The following tables provide (i) a summary of estimated expenses relating to purchases and sales of shares of each Fund, and the aggregate annual operating expenses for each Fund and its corresponding Portfolio, as a percentage of average net assets of the Fund and as adjusted to give effect to anticipated fee waivers, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in each Fund. Except as otherwise noted, the information concerning annual operating expenses and in the example is based on the fiscal year ended December 31, 1996.


       SHAREHOLDER TRANSACTION EXPENSES

       Maximum Sales Load Imposed on Purchases...........None

       Sales Load Imposed on Reinvested Dividends........None

       Deferred Sales Load...............................None

       Redemption Fee....................................None

       Exchange Fee......................................None



ANNUAL OPERATING EXPENSES


                                                   HIGH    INTERMEDIATE  GOVERNMENT/
                                           MONEY  QUALITY   GOVERNMENT    CORPORATE
                                          MARKET   BOND        BOND         BOND     HIGH YIELD  BALANCED
                                           FUND    FUND        FUND         FUND     BOND FUND     FUND
                                         _______  _______  ____________  ___________ __________  ________

Investment Advisory Fees (After Waiver)   .230%    .350%      .280%        .350%       .542%      .430%
Distribution (Rule 12b-1) Fees            .250%    .250%      .250%        .250%       .250%      .250%
Other Expenses:
  Administrative
  Services Fees
  (After Waiver)                          .280%    .290%      .278%        .270%       .126%      .290%
  Miscellaneous
  Expenses(1)                             .040%    .110%      .192%        .120%       .182%      .130%
Total Operating Expenses (After
  Reimbursements and Waivers)(2)         0.800%   1.000%     1.000%       0.990%      1.100%     1.100%
                                         =====    =====      =====        =====       =====      =====





                                          EQUITY   EQUITY   GROWTH &     EQUITY   SPECIAL   AGGRESSIVE   INTERNATIONAL
                                          INCOME   VALUE     INCOME      GROWTH   EQUITY      EQUITY         EQUITY
                                           FUND     FUND      FUND        FUND     FUND        FUND          FUND(3)

Investment Advisory Fees (After Waiver)    .450%    .430%     .580%       .620%    .760%       .868%         .750%
Distribution (Rule 12b-1) Fees             .250%    .250%     .250%       .250%    .250%       .250%         .250%
Other Expenses:
  Administrative
  Services Fees
  (After Waiver)                           .280%    .246%     .280%       .290%    .280%       .296%         .195%
  Miscellaneous
  Expenses(1)                               .01%    .174%     .040%      [.090]%   .210%       .086%         .205%
                                                    -----     -----               -----       -----         -----
Total Operating Expenses (After
  Reimbursements and Waivers)(2)          0.990%   1.100%    1.150%     [1.250]%  1.500%      1.500%        1.400%
                                          =====    =====     =====       ======   =====       =====         =====

(1) "Miscellaneous Expenses" have been estimated for the Equity Value and Aggressive Equity Funds based on a projected level of average daily net assets of $50 million per Fund. "Miscellaneous Expenses" for the current fiscal year for each other fund are based on the actual average monthly net assets of $___ million for the Money Market Fund, $___ million for the High Quality Bond Fund, $___ million for the Intermediate Government Bond Fund, $___ million for the Government/Corporate Bond Fund, $___ million for the High-Yield Bond Fund, $___ million for the Balanced Fund, $___ million for the Equity Income Fund, $___ million for the Growth & Income Fund, $___ million for the Equity Growth Fund, $___ million for the Special Equity Fund. and $___ million for the International Equity Fund.

(2) Without the voluntary expense reimbursements and fee waivers reflected in the table, Total Operating Expenses would be as follows: ___% for the Money Market Fund, ____% for the High Quality Bond Fund, ___% for the Intermediate Government Bond Fund, ___% for the Government/Corporate Bond Fund, ___% for the High-Yield Bond Fund, ___% for the Balanced Fund, ____% for the Equity Income Fund, ____% for the Growth & Income Fund,
      ____% for the Equity Growth Fund, _____% for the Special Equity Fund, and
      ___% for the International Equity Fund. Because the Equity Value and Aggressive Equity Funds are newly organized, their expenses are estimated for the current fiscal year and assume voluntary expense reimbursements and fee waivers. Without the voluntary expense reimbursements and fee waivers reflected in the Table, estimated Total Operating Expenses would be ___% for the Equity Value Fund and ___% for the Aggressive Equity Fund.


(3) The International Equity Fund's total operating expenses may be higher than those of many other mutual funds that invest exclusively in U.S. securities, since certain costs of operation, such as advisory fees and custodian costs, are expected to be higher for a fund investing in foreign securities.

                                    EXAMPLE

      A shareholder in a Fund would pay the following expenses on a $1,000 investment assuming (i) a 5% annual return on assets and (ii) redemption at the end of each time period.



       FUND                             1 YEAR  3 YEARS 5 YEARS  10 YEARS
       ----                             ------  ------- -------  --------


Money Market Fund                        $ 8     $26      $44     $ 99
High Quality Bond Fund                    10      32       55      122
Intermediate Government Bond Fund         10      32      [ ]      [ ]
Government/Corporate Bond Fund            10      32       55      121
High-Yield Bond Fund                      11      35      [ ]      [ ]
Balanced Fund                             11      35       61      134
Equity Income Fund                        10      32       55      121
Equity Value Fund                         12      36       --       --
Growth & Income Fund                      12      37       63      140
Equity Growth Fund                        13      40       69      151
Special Equity Fund                       15      47       82      179
Aggressive Equity Fund                    16      49       --       --
International Equity Fund                 14      44       77      168



      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS, AND ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESSER THAN THOSE SHOWN.


      The purpose of the table is to assist investors in understanding the various costs and expenses that shareholders will bear directly and indirectly. The expense table and example reflect a voluntary undertaking by Diversified to waive a portion of its investment advisory fees and administrative services fees. Without such waiver, the annual administrative services fee would be .30% for each Fund and the annual investment advisory fee would be .25% for the Money Market Fund, .35% for the High Quality Bond Fund, .35% for the Intermediate Government Bond Fund, .35% for the Government/Corporate Bond Fund,
 .55% for the High-Yield Bond Fund, .45% for the Balanced Fund, .45% for the Equity Income Fund, .57% for the Equity Value Fund, .60% for the Growth &
Income Fund, .70% for the Equity Growth Fund, .80% for the Special Equity Fund,
 .97% for the Aggressive Equity Fund and .75% for the International Equity Fund.

      The Trust has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Distribution Plan, the Trust may pay the Distributor in anticipation of, or as reimbursement for, expenses incurred by the Distributor in connection with the sale of shares of the Funds, a fee not to exceed on an annual basis 0.25% of the average daily net assets of each Fund. Long term shareholders may pay more than the economic equivalent of the maximum charges permitted by the National Association of Securities Dealers, Inc.

      For more information on the expenses of the Trust and the Portfolio Series, see "Management of the Trust and Portfolio Series" herein.

      The Trustees of the Trust believe that the aggregate per share expenses of each Fund and its corresponding Portfolio will be less than or approximately equal to the expenses which such Fund would incur if the Trust retained the services of an investment adviser and the assets of such Fund were invested directly in the types of securities being held by its corresponding Portfolio.

                     THE DIVERSIFIED INVESTORS FUNDS GROUP

                               PROSPECTUS SUMMARY


      Shares of the Funds are sold continuously without a sales load by the Trust's distributor, Diversified Investors Securities Corp. (the
"Distributor").

      The Trust requires a minimum initial investment of $5,000 (which is currently being waived). There is no minimum subsequent investment. See "Purchases and Redemptions of Shares" herein. Investors who purchase shares of the Funds through retirement plans may be subject to different minimum subsequent investment requirements.

      Investors should contact the Distributor at (914) 697-8000 to obtain more information on how to purchase and redeem shares of the Funds.

      The fourteen Funds, their investment objectives and their Subadvisers are as follows:


      MONEY MARKET FUND. The investment objective of the Money Market Fund is to provide liquidity and as high a level of income as is consistent with the preservation of capital through investment in domestic and foreign U.S. dollar-denominated money market obligations with maturities of 397 days or less. The Subadviser to this Fund is Capital Management Group (a division of 1740 Advisers, Inc.). An investor's interest in the Money Market Fund is neither insured nor guaranteed by the U.S. Government.

      HIGH QUALITY BOND FUND. The investment objective of the High Quality Bond Fund is to provide as high a level of current income as is consistent with the preservation of capital through investment in high quality debt securities with short and intermediate maturities. The Subadviser to this Fund is Merganser Capital Management Corporation.


      GOVERNMENT/CORPORATE BOND FUND. The investment objective of the Government/Corporate Bond Fund is to achieve maximum total return through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities, collateralized mortgage obligations guaranteed by these agencies and instrumentalities and high quality short-term obligations. The Subadviser to this Fund is Capital Management Group (a division of 1740 Advisers, Inc.).

     HIGH-YIELD BOND FUND. The investment objective of the High-Yield Bond Fund is to provide a high level of current income from a diversified portfolio consisting primarily of high-yielding, fixed-income and zero coupon securities, such as bonds, debentures and notes, convertible securities and preferred stocks. The Subadviser to this Fund is Delaware Investment Advisers (a division of Delaware Management Company, Inc.).

     BALANCED FUND. The investment objective of the Balanced Fund is to provide a high total investment return consistent with a broad diversified mix of stocks, bonds and money market instruments. The Subadviser to this Fund is Institutional Capital Corporation.

     EQUITY INCOME FUND. The investment objective of the Equity Income Fund is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective. The Subadviser to this Fund is Asset Management Group (a division of 1740 Advisers, Inc.).

     EQUITY VALUE FUND. The investment objective of the Equity Value Fund is to provide a high total investment return through investment primarily in a diversified portfolio of common stocks. The Fund emphasizes stocks which, in the opinion of the Fund's investment subadviser, are trading at low valuations relative to market and/or historical levels. The Subadviser to this Fund is Ark Asset Management Co., Inc.

     GROWTH & INCOME FUND. The investment objective of the Growth & Income Fund is to provide current income and capital appreciation through investment primarily in a diversified portfolio of securities selected for their potential to generate current income or long term capital appreciation. The Subadviser to this Fund is The Putnam Advisory Company, Inc.


     EQUITY GROWTH FUND. The investment objective of the Equity Growth Fund is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings; current income is a secondary objective. The Subadviser to this Fund is Chancellor LGT Asset Management, Inc.

     SPECIAL EQUITY FUND. The investment objective of the Special Equity Fund is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies, without consideration for current income. The Fund emphasizes stocks which, in the opinion of the Fund's investment subadvisers, will present an opportunity for significant increases in earnings, revenue and/or value. The Subadvisers to this Fund are Ark Asset Management Co., Inc., Liberty Investment Management, a division of Goldman Sachs Asset Management, Pilgrim Baxter & Associates, Ltd. and Westport Asset Management, Inc.


      AGGRESSIVE EQUITY FUND. The investment objective of the Aggressive Equity Fund is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies, without consideration for current income. The Fund emphasizes stocks which, in the opinion of the Fund's investment subadviser, present an opportunity for significant increases in earnings, revenue and/or value. Unlike the Special Equity Fund, the volatility of this Fund is not mitigated through the use of multiple investment managers. The Subadviser to this Fund is McKinley Capital Management, Inc.


     INTERNATIONAL EQUITY FUND. The investment objective of the International Equity Fund is to provide a high level of long term capital appreciation through investment in a diversified portfolio of securities of foreign issuers. The Subadviser to this Fund is Capital Guardian Trust Company.

     There can, of course, be no assurance that any Fund or its corresponding Portfolio will achieve its investment objective.

                        CONDENSED FINANCIAL INFORMATION

                              FINANCIAL HIGHLIGHTS


      The following table provides financial highlights for a share of each Fund outstanding during the periods indicated. The information below should be read in conjunction with the financial statements appearing in the Annual Report to Shareholders of the Funds, which is incorporated by reference in the Statement of Additional Information. The financial statements and notes, as well as the table below, covering periods through December 31, 1996 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report is included in such Annual Report. A copy of the Annual Report may be obtained without charge from the Funds' Distributor.



                                                                                             Intermediate
                                                                                              Government         Government/
                                             Money Market               High Quality Bond       Bond(1)         Corporate Bond
                                      -------------------------  --------------------------  -----------  ---------------------


                                                For the                      For the           For the            For the
                                              Year Ended                   Year Ended        Year Ended          Year Ended
                                      -------------------------  --------------------------  -----------  ----------------------
                                       1996     1995     1994      1996      1995     1994     1996      1996)     1995     1994
                                       ----     ----     ----      ----      ----     ----     ----      -----     ----     ----

Net asset value, beginning of          [  ]   $ 9.61   $10.00      [  ]    $  9.87   $10.00    [  ]      [  ]    $  9.91  $ 10.00
  period............................                                        ------   -------                      ------   ------


Income from investment operations:
Net investment income (loss)........   [  ]     0.31     0.66      [  ]       0.42     0.18    [  ]      [  ]      0.30      0.19

Net gains (losses) on investments      [  ]     0.22    (0.39)     [  ]       0.74    (0.12)   [  ]      [  ]      1.71     (0.09)
 (both realized and unreleased).....          ------   -------               ------   -------                     ------   ------


Total income (loss) from investment    [  ]     0.53     0.27      [  ]       1.16     0.06    [  ]      [  ]      2.01     0.10
  operations........................          ------   -------               ------   -------                     ------   ------

Less: Dividends and distributions
 from:
  Net investment income.............    __     (0.31)   (0.66)      __       (0.42)   (0.18)    __        __      (0.28)   (0.19)
  Net realized gain on investments..    __       __       __        __         __       __      __        __      (0.04)     __
  Tax return of capital.............    --       --       --        --         --     (0.01)    --        --        --       --
                                       ----     ----     ----      ----     ------   -------   ----      ----      ----     ----

  Total from dividends and
   distributions....................    --     (0.31)   (0.66)      --     (0.42)   (0.19)      --        --      (0.32)   (0.19)
                                       ----   -------   ------     ----   ------  -------      ----      ----     ------   ------

Net asset value, end of period......   [  ]   $ 9.83   $ 9.61     [  ]    $10.61    $9.87      [  ]      [  ]    $11.60   $ 9.91
                                     =======  =======  =======   ======   ======   ======                        ======    ======
Ratios/supplement data:
  Net assets end of period             [  ] $113,491  $25,092     [  ]   $71,167  $20,872      [  ]      [  ]  $175,079  $22,937
                                            ========  =======            =======  =======                      ========  =======
  Ratio of expenses to average
   net assets (6)...................   [  ]    67.48%   59.27%    [  ]    91.16%  284.62%      [  ]      [  ]     56.91%  257.24%
  Ratio of expenses to average net
   assets (net of reimbursement)(6)    [  ]     0.76%    0.51%    [  ]     1.00%    0.55%      [  ]      [  ]      0.85%    0.54%
  Ratio of net  investment income to
   average net assets (6)...........   [  ]   (61.47)% (55.80)%   [  ]    83.53) (279.12)%     [  ]      [  ]    (50.11) (251.51)%
  Ratio of net investment income
   to average net assets (net of       [  ]     5.24%    2.90%    [  ]     6.63%    4.96%      [  ]      [  ]      5.92%    5.18%
   reimbursement)(6)................
Total return........................   [  ]     5.50%   3.45%     [  ]    11.85%    0.67%      [  ]      [  ]     20.30%    1.10%
Portfolio Turnover Rate.............    N/A    N/A     N/A        [  ]       25%      37%      [  ]      [  ]       122%     122%



                                                                                             Equity              Growth &
                                                Balanced               Equity Income        Value (2)             Income
                                      ------------------------  ------------------------  -----------   -----------------------


                                              For the                   For the              For the              For the
                                             Year Ended               Year Ended            Year Ended          Year Ended

                                      ------------------------  ------------------------  -----------   -----------------------
                                      1996     1995     1994     1996     1995     1994        1996     1996     1995      1994
                                      ----     ----     ----     ----     ----     ----        ----     ----     ----      ----

Net asset value, beginning of
  period............................  [  ]  $ 10.05    $ 10.00   [  ]    $ 9.93  $ 10.00       [  ]     [  ]    $10.22   $ 10.00
                                             ------    -------           ------  -------                        ------   -------
Income from investment operations:
Net investment income (loss)........  [  ]     0.24       0.07   [  ]      0.16     0.09        __      [  ]      0.06      0.03
Net gains (losses) on investments
 (both realized and unreleased).....  [  ]     2.61       0.07   [  ]      3.28    (0.07)      [  ]     [  ]      3.18      0.22
                                               ----       ----             ----   ------                          ----      ----

Total income (loss) from investment   [  ]     2.85       0.14   [  ]      3.44     0.02       [  ]     [  ]      3.24      0.25
 operations.........................           ----       ----             ----     ----                          ----      ----

Less: Dividends and distributions
 from:
  Net investment income                 __    (0.24)     (0.07)    __      (0.16)  (0.09)        __       __     (0.06)    (0.03)
  Net realized gain on investments..    __    (0.51)       __      __      (0.04)     __         __       __     (0.95)      __
  Tax return of capital                 --    (0.11)     (0.02)    --      (0.08)     --         --       --     (0.98)      --
                                       ---    ------     ------   ----     -----    -----       ----     ----     ----     ------
 Total from dividends and
  distributions.....................    --    (0.86)     (0.09)    --      (0.28)  (0.09)        --       --     (1.99)    (0.03)
                                       ---    ------     ------   ----    ------   ------       ----     ----   ------    ------

Net asset value, end of period......  [  ]   $12.04     $10.05    [  ]    $13.09   $9.93        [  ]     [  ]   $11.47    $10.22
                                             ======     ======            ======   =====                        ======    ======
Ratios/supplement data:
 Net assets end of period             [  ] $895,351   $151,629    [  ]  $590,381 $70,855        [  ]     [  ]  443,638   $60,475
                                           ========   ========          ======== =======                      ========   =======
 Ratio of expenses to average
  net assets (6)....................  [  ]     9.95%     71.47%   [  ]     17.40% 106.54%       [  ]     [  ]    21.07%   140.33%
 Ratio of expenses to average net
  assets (net of reimbursement)(6)    [  ]     0.87%      0.49%   [  ]      0.43%   0.42%       [  ]     [  ]     0.39%     0.43%
 Ratio of net investment income to
  average net assets (6)............  [  ]    (5.68)%   (68.13)%  [  ]    (14.15)(103.39)%      [  ]     [  ]   (19.66)% (138.93)%
 Ratio of net investment income
  to average net assets (net of       [  ]     3.40%      2.86%   [  ]      2.82%   2.74%       [  ]     [  ]     1.02%     0.97%
    reimbursement)(6)...............
Total return........................  [  ]    28.47%      1.43%   [  ]     34.62%   0.24%       [  ]     [  ]    32.11%     2.49%
Portfolio Turnover Rate.............  [  ]   124%       118%      [  ]     23%     30%          [  ]     [  ]   155%       21%



                                                                                              Aggressive High-Yield  International
                                            Equity Growth               Special Equity        Equity (3)    Bond (4)   Equity (5)
                                      ---------------------------  -------------------------  ------------------------------------


                                                                                               For the    For the      For the
                                               For the                     For the              Year        Year        Year
                                              Year Ended                  Year Ended            Ended      Ended        Ended
                                      ---------------------------  -------------------------  ------------------------------------
                                        1996     1995     1994      1996      1995     1994      1996      1996         1996
                                        ----     ----     ----      ----      ----     ----      ----      ----         ----

Net asset value, beginning of
 period.............................    [  ]   $11.35   $10.00      [  ]    $10.75   $10.00      [  ]      [  ]         [  ]

Income from investment operations:
Net investment income (loss)........    [  ]     0.01    (0.01)     [  ]      __       __        __        [  ]         [  ]
Net gains (losses) on investments
 (both realized and unreleased).....    [  ]     2.09     1.36      [  ]      4.43     0.84      [  ]      [  ]         [  ]
                                                 ----     ----                ----     ----
Total income (loss) from investment
 operations.........................    [  ]     2.10     1.35      [  ]      4.43     0.84      [  ]       --          [  ]
                                                 ----     ----                ----     ----                ----
Less: Dividends and distributions
 from:
  Net investment income                  __     (0.01)     __        __       __        __        __        __           __
  Net realized gain on investments..     __      __        __        __      (0.89)   (0.09)      __        __           __
  Tax return of capital.............     --     (0.08)     --        --      (0.34)     --        --        --           --
                                        ----    ------    ----      ----     ------    ----      ----      ----         ----

Total from dividends and
 distributions......................     --     (0.09)     --        --      (1.23)   (0.09)      --        --           --
                                        ----    ------    ----      ----     ------   ------     ----      ----         ----
Net asset value, end of period......    [  ]   $13.36   $11.35      [  ]    $13.95   $10.75      [  ]      [  ]         [  ]
                                               ======   ======              ======   ======
Ratios/supplement data:
 Net assets end of period...........    [  ] $618,317 $120,370            $600,294  $87,705      [  ]      [  ]         [  ]
                                             ======== ========            ========  =======
 Ratio of expenses to average
  net assets (6)......                  [  ]    13.60%   70.79%     [  ]     15.12%   99.91%     [  ]      [  ]         [  ]

 Ratio of expenses to average net
  assets (net of reimbursement) (6)     [  ]     0.28%    0.42%     [  ]      0.71%    0.54%     [  ]      [  ]         [  ]
 Ratio of net investment income to
  average net assets (6)............    [  ]   (13.13)%  (71.00)%   [  ]    (14.58)% (99.33)%    [  ]      [  ]         [  ]

 Ratio of net investment income
  to average net assets (net of
  reimbursement) (6)................    [  ]     0.20%    (0.21)%   [  ]     (0.18)%   0.04%     [  ]      [  ]         [  ]
Total return........................    [  ]    18.50%    13.58%    [  ]     41.50%    8.54%     [  ]      [  ]         [  ]
Portfolio Turnover Rate.............    [  ]       62%       75%    [  ]       155%      90%     [  ]      [  ]         [  ]

FOOTNOTES


(1)   February 22, 1996, Commencement of Operations.
(2)   June 13, 1996, Commencement of Operations.
(3)   June 11, 1996, Commencement of Operations.
(4)   January 30, 1996, Commencement of Operations.
(5)   January 18, 1996, Commencement of Operations.
      [Annualized, except for year ended 12/31/95, and Money Market for year ended 12/31/94.]

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS


      As noted above, the Funds seek to achieve their respective investment objectives by investing all of their Assets in Portfolios with investment objectives that correspond with their own. Each Fund has a different investment objective which it pursues through the investment policies described below. Since each Fund has a different investment objective, each can be expected to have different investment results and to be subject to different market and financial risks.


      Diversified has contracted with one or more Subadvisers for each Portfolio for certain investment advisory services. Diversified and the Subadviser or Subadvisers for a particular Portfolio are referred to herein collectively as the "Advisers".

      The investment objective of a Fund or a Portfolio may be changed without the vote of the holders of the outstanding voting securities of such Fund or Portfolio. Shareholders of a Fund will receive 30 days' prior written notice of any change in the investment objective of that Fund or its corresponding Portfolio. There can be no assurance that any investment objective of any Fund or Portfolio will be met.

      MONEY MARKET FUND. The investment objective of the Money Market Fund and the Money Market Portfolio is to provide liquidity and as high a level of current income as is consistent with the preservation of capital. The Money Market Fund seeks to achieve its investment objective by investing all of its Assets in the Money Market Portfolio.

      The Money Market Portfolio invests in high quality short-term money market instruments. Securities in which the Money Market Portfolio invests may not earn as high a level of current income as long-term or lower quality securities, which generally have less liquidity, greater market risk and more fluctuation in market value.

      To achieve its investment objective, the Money Market Portfolio invests in U.S. dollar-denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and foreign banks, and high quality commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. In addition, the Money Market Portfolio may lend its portfolio securities, enter into repurchase agreements and reverse repurchase agreements, and invest in securities issued by foreign banks and corporations outside the United States. The Money Market Portfolio reserves the right to concentrate 25% or more of its total assets in obligations of domestic banks.

      In accordance with Rule 2a-7 under the 1940 Act, the Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar-denominated securities determined in accordance with procedures established by the Board of Trustees of the Portfolio Series (the "Board of Trustees") to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (an "NRSRO") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees (collectively, "Eligible Securities").

      Eligible Securities include "First Tier Securities" and "Second Tier Securities". First Tier Securities include those that possess a rating in the highest category in the case of a single-rated security or at least two ratings in the highest rating category in the case of multiple-rated securities or, if the securities do not possess a rating, are determined to be of comparable quality by the Advisers pursuant to the guidelines adopted by the Board of Trustees. All other Eligible Securities are Second Tier Securities. The Money Market Portfolio will invest at least 95% of its total assets in First Tier Securities.

      The NRSROs currently rating instruments of the type the Portfolio may purchase are Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Duff & Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited, IBCA Inc. and Thomson BankWatch, Inc., and their rating criteria are described in the Appendix to the Statement of Additional Information. The Statement of Additional Information contains further information concerning the rating criteria and other requirements governing the Portfolio's investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer.

      In addition, the Portfolio will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts (including letters of credit, guaranties or other credit support) issued by, a single issuer, except that (i) the Portfolio may invest more than 5% of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Portfolio may invest in obligations issued or guaranteed by the U.S. Government without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Portfolio's total assets is invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in Second Tier Securities will be limited to 5% of the Portfolio's total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of the Portfolio's total assets or $1,000,000. As to each security, these percentages are measured at the time the Portfolio purchases the security.

      The Money Market Portfolio seeks to achieve its investment objective through investments in the following types of U.S. dollar-denominated money market instruments.

           BANK OBLIGATIONS. The Portfolio may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit, which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolio are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. The Portfolio will not invest more than 10% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are illiquid or not readily marketable. The Portfolio may also invest in certificates of deposit and time deposits issued by foreign banks outside the United States.

           The Portfolio may also invest in bankers' acceptances and other short-term obligations. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations which have either fixed, floating or variable interest rates.

           To the extent the Portfolio's investments are concentrated in the banking industry, the Portfolio will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of the concentration of loan portfolios in leveraged transactions and in particular businesses, and competition within the banking industry, as well as with other types of financial institutions. The Portfolio, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

           U.S. GOVERNMENT AND AGENCY SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Portfolio will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal.

           COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolio will consist only of U.S. dollar-denominated direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Portfolio may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes issued by domestic corporations.

           The Portfolio may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by
      Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

           UNSECURED PROMISSORY NOTES. The Portfolio also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Portfolio's investment objective. The Notes purchased by the Portfolio will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees, or by the Advisers on behalf of the Board, to present minimal credit risks and will meet the quality criteria set forth above. The Portfolio will invest no more than 10% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Portfolio cannot exercise the demand feature described in the Statement of Additional Information and as to which there is no secondary market).

           RESTRICTED SECURITIES. The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be illiquid and, thus, the Portfolio may not purchase them to the extent that more than 10% of the value of its net assets would be invested in illiquid securities. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the 1933 Act for such securities held by the Portfolio, the Portfolio intends to treat such securities as liquid securities in accordance with procedures approved by the Board of Trustees. To the extent that for a period of time qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in the Portfolio during such period.

           REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements involve the acquisition by the Portfolio of an underlying debt instrument subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at a fixed price usually not more than one week after its purchase. The Portfolio's custodian or a sub-custodian will have custody of securities acquired by the Portfolio under a repurchase agreement.

           Repurchase agreements may be entered into for the Portfolio with sellers, which are usually member banks of the Federal Reserve System or member firms of the New York Stock Exchange (or a subsidiary thereof). Such transactions afford an opportunity for the Portfolio to earn a return on available cash with minimal market risk. Certain costs may be incurred by the Portfolio in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Portfolio may be delayed or limited. Repurchase agreements are considered collateralized loans under the 1940 Act.

           The Portfolio may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, and by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Portfolio.

           FOREIGN SECURITIES. The Portfolio may invest in U.S. dollar-denominated foreign securities issued outside the United States, such as obligations of foreign branches and subsidiaries of domestic banks and foreign banks, including Eurodollar certificates of deposit, Eurodollar time deposits and Canadian time deposits, commercial paper of Canadian and other foreign issuers, and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their agencies or instrumentalities. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. For a complete description of foreign securities the Portfolio may purchase, see "Investment Policies" in the Statement of Additional Information.

           CERTAIN OTHER OBLIGATIONS. In order to allow for investments in new instruments that may be created in the future, upon the Trust supplementing this Prospectus, the Portfolio may invest in obligations other than those listed previously, provided such investments are consistent with the Portfolio's investment objective, policies and restrictions.

           The Statement of Additional Information includes a discussion of additional investment techniques such as zero coupon obligations, variable rate and floating rate securities, participation interests, guaranteed investment contracts and when-issued and forward commitment securities. The Statement of Additional Information also includes a discussion of nonfundamental investment policies, as well as a listing of specific investment restrictions which constitute fundamental policies of the Fund or the Portfolio and cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, respectively. See "Investment Restrictions" in the Statement of Additional Information.

     HIGH QUALITY BOND FUND. The investment objective of the High Quality Bond Fund and the High Quality Bond Portfolio is to provide as high a level of current income as is consistent with the preservation of capital. The yield of the High Quality Bond Fund normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. Unlike a money market fund, the Fund does not seek to maintain a stable net asset value and may not be able to return dollar-for-dollar the money invested. The High Quality Bond Fund seeks to achieve its investment objective by investing all of its Assets in the High Quality Bond Portfolio.

      The High Quality Bond Portfolio pursues its investment objective by investing at least 65% of its assets under normal circumstances in high quality debt securities with short and intermediate maturities (including repurchase agreements and reverse repurchase agreements).

      The Advisers attempt to maintain the Portfolio's "duration" between one and four years, which means that the Portfolio's overall sensitivity to interest rates should be slightly more than that of bonds and notes with remaining average maturities from one to four years. The Portfolio's dollar-weighted average maturity (or dollar-weighted average life in the case of asset-backed and mortgage-backed securities) may be longer than four years from time to time, but will not exceed five years under normal conditions. The Portfolio may hold individual securities with remaining maturities of up to thirty years.

      The Portfolio seeks consistency of return with minimal exposure to negative total returns on an annual basis. The Advisers' strategy is to position the Portfolio in those high quality sectors of the fixed income market that offer the most attractive yields on a risk-adjusted basis. The duration of the Portfolio will be a function of the security and sector selection process and market conditions in general. Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the value of securities held by the Fund will tend to decline during periods of rising interest rates.

      The Advisers normally will select only securities having a minimum long-term quality rating of A- by Standard & Poor's Ratings Group ("S&P") or A3 by Moody's Investors Service, Inc. ("Moody's") at the time of purchase, or, in the case of instruments that are not rated or are rated by other agencies (i.e., Fitch Investors Service, Inc., Duff & Phelps, Inc., etc.) are deemed by the Advisers to be of similar quality. Money market securities will have a minimum short-term rating of at least A-1 or P-1 by S&P or Moody's, respectively, or an equivalent rating by other agencies. The Portfolio may continue to hold such securities if their ratings are reduced after purchase.

      The High Quality Bond Portfolio seeks to achieve its investment objective through investments in the following types of instruments.

           U.S. GOVERNMENT AND AGENCY SECURITIES. The Portfolio may invest in U.S. Government securities and securities issued or guaranteed by its agencies or instrumentalities. See "U.S. Government and Agency Securities" above under Money Market Portfolio. These securities have varying degrees of government backing. They may be backed by the credit of the government as a whole or only by the issuing agency. For example, securities issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes and bills, and some agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. There is no assurance that the U.S. Government will support obligations of its agencies unless it is required to do so by law. The Fund itself, and its share price and yield, are not guaranteed by the U.S. Government. For additional information on U.S. Government securities, see the Statement of Additional Information.

           The Portfolio may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Portfolio may invest up to 100% of its assets in these instruments.

           CORPORATE BONDS. The Portfolio may purchase public or private corporate bonds, issued by domestic or foreign issuers, that meet the Portfolio's minimum credit quality criteria at the time of purchase. The corporate bond market is customarily subdivided into several segments, which include industrial, public utility, rail and transportation bonds, and bonds issued by banks and other financial institutions.


           YANKEE BONDS AND EURODOLLAR BONDS. The Portfolio may purchase Yankee and Eurodollar issues that meet its minimum credit quality standards. Yankee issues are U.S. dollar denominated bonds issued in the United States market by foreign issuers and are, therefore, subject to SEC regulations. Issuers of Yankee bonds include, among others, foreign corporations, foreign governments and agencies, and multilateral lending institutions. Eurodollar bonds are fixed income securities that are denominated in U.S. dollars, are underwritten by an international syndicate, and are sold upon issuance to non-U.S. investors. U.S.-based investors may purchase eurodollar bonds in the secondary market after a seasoning period. Eurodollar bonds are not subject to SEC regulations.


           MORTGAGE PASS-THROUGHS AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Portfolio may purchase mortgage and mortgage-related securities such as pass-throughs, collateralized mortgage obligations, and mortgage derivatives that meet the Portfolio's minimum credit quality criteria (collectively, "Mortgage Securities"). Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages. These may be issued or guaranteed by U.S. government agencies, or may consist of whole loans originated and issued by private limited purpose corporations or conduits.

           Collateralized mortgage obligation bonds and mortgage derivatives are obligations of special purpose corporations that are collateralized or supported by mortgages or mortgage securities such as pass-throughs. Principal prepayments on the underlying mortgages or loans may cause the Mortgage Securities to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss to the Portfolio of all or part of the premium, if any, which the Portfolio may pay when investing in Mortgage Securities.


           Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.


           ASSET-BACKED SECURITIES. The Portfolio may purchase public or private asset-backed securities of various types, which are fixed income securities that are collateralized or "backed" by installment receivables (usually consumer loans) for which some type of credit enhancement is provided. Asset-backed securities that are eligible for purchase by the Portfolio include securities backed by automobile receivables, credit card receivables, home equity loans, manufactured housing loans, business and recreational vehicle loans, computer leases, and agricultural equipment loans.

           SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities may be held to provide a reserve for future purchases of securities during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. The Portfolio limits its short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees to present minimal credit risks and which are of "high quality" as determined by a major rating service (i.e., rated P-1 by Moody's or A-1 by S&P) or, in the case of instruments which are not rated, are of comparable quality pursuant to procedures established by the Board of Trustees. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

           REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements and reverse repurchase agreements. See "Repurchase Agreements and Reverse Repurchase Agreements" under Money Market Fund. The Portfolio may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage.

           RESTRICTED SECURITIES. The Portfolio may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under Rule 144A under the 1933 Act. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolio's 15% limit on illiquid securities. Under the supervision of the Board of Trustees, the Advisers determine the liquidity of restricted securities and, through reports from the Advisers, the Board of Trustees will monitor trading activity in restricted securities. Because Rule 144A is relatively new, it is not possible to predict how these markets will develop. If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

           OPTIONS AND FUTURES CONTRACTS. The Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the Portfolio's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. The Portfolio may invest in options (including over-the-counter options) and futures contracts based on any type of security or index related to its investments.

           Options and futures can be volatile investments, and involve certain risks. If the Advisers apply a hedge at an inappropriate time or judge interest rates incorrectly, options and futures strategies may lower the Fund's return. The costs of hedging are not reflected in the Fund's yield but are reflected in the Fund's total return. The Fund could also experience losses if the Portfolio's options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

           The Portfolio currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional

      Information. Nevertheless, the Portfolio has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Portfolio.

           DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Portfolio, the Advisers may purchase securities for the Portfolio on a "when-issued" or on a "forward delivery" basis, which means that the obligations would be delivered to the Portfolio at a future date beyond customary settlement time. Under normal circumstances, the Portfolio would take delivery of such securities. In general, the Portfolio would not pay for the securities until they are received, and would not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such basis, the Portfolio would establish a segregated account consisting of cash, cash equivalents or high grade liquid debt securities equal to the amount of its commitments to purchase "when-issued" securities. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of the Fund's net asset value.

           OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Portfolio may also utilize the following investments and investment techniques and practices: investments in foreign securities, investments in securities denominated in foreign currencies, options on futures contracts, foreign currency exchange transactions and options on foreign currencies. The Portfolio does not intend to utilize any of these investments or practices to the extent of more than 5% of its assets.
      See the Statement of Additional Information for further information.

     INTERMEDIATE GOVERNMENT BOND FUND. The investment objective of the Intermediate Government Bond Fund is to provide as high a level of current income as is consistent with the preservation of capital. The yield of the Intermediate Government Bond Fund normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Intermediate Government Bond Fund pursues its investment objective by investing all of its Assets in the Intermediate Government Bond Portfolio.

     The Intermediate Government Bond Portfolio pursues its investment objective by investing in high quality U.S. Government obligations and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements). The Intermediate Government Bond Portfolio normally will invest at least 65% of its assets in U.S. Government obligations. The Advisers attempt to maintain the Intermediate Government Bond Portfolio's "duration" between one and five years, which means that the Intermediate

Government Bond Portfolio's overall sensitivity to interest rates should be similar to that of bonds and notes with remaining average maturities from one to five years. The Intermediate Government Bond Portfolio's dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) may be longer than five years from time to time, but will not exceed ten years or be less than 3 years under normal conditions. The Intermediate Government Bond Portfolio may hold individual securities with remaining maturities of up to thirty years.

     Since the value of fixed-income securities generally fluctuates inversely with changes in interest rates, the duration of the Intermediate Government Bond Portfolio will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Intermediate Government Bond Portfolio so that the Intermediate Government Bond Portfolio may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Intermediate Government Bond Portfolio through changes in interest rates, and there is a risk that the value of the securities held by the Intermediate Government Bond Portfolio will decline.

     The following is a discussion of the various investments of and techniques employed by the Intermediate Government Bond Portfolio. Additional information about the investment policies of the Intermediate Government Bond Portfolio appears under "Diversified Investors Portfolios" in the Statement of Additional Information.

           U.S. GOVERNMENT AND AGENCY SECURITIES. The Intermediate Government Bond Portfolio may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Fund. The Intermediate Government Bond Portfolio may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Portfolio may invest up to 100% of its assets in these instruments.

           SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities may be held to provide a reserve for future purchases of securities during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. See "Short Term Instruments" above under High Quality Bond Fund.

           REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements and reverse repurchase agreements may be entered into by the Intermediate Government Bond Portfolio. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Money Market Fund. The Intermediate Government Bond Portfolio may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage.

           RESTRICTED SECURITIES. The Intermediate Government Bond Portfolio may invest not more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See
      "Restricted  Securities" above under Money Market Fund.

           OPTIONS AND FUTURES  CONTRACTS.  The Intermediate Government
      Bond Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. See "Options and Futures Contracts" above under High Quality Bond Fund.

           The Intermediate Government Bond Portfolio currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described under "Diversified Investors Portfolios" in the Statement of Additional Information. Nevertheless, the Intermediate Government Bond Portfolio has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Intermediate Government Bond Portfolio.

           DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Intermediate Government Bond Portfolio, the Advisers may purchase securities for the Intermediate Government Bond Portfolio on a "when-issued" or on a "forward delivery" basis, which means that the obligations would be delivered to the Intermediate Government Bond Portfolio at a future date beyond customary settlement time. See "Delayed Delivery Transactions" above under the High Quality Bond Fund.

           OTHER INVESTMENT AND INVESTMENT TECHNIQUES. The Intermediate Government Bond Portfolio may, in each case up to 5% of the Portfolio's assets, also utilize the following investments and investment techniques and practices: investments in foreign securities, options on futures contracts, foreign currency exchange transactions and options on foreign currencies. See "Diversified Investors Portfolios" in the Statement of Additional Information for further information.

      GOVERNMENT/CORPORATE BOND FUND. The investment objective of the Government/Corporate Bond Fund and the Government/Corporate Bond Portfolio is to achieve the maximum total return. The Government/Corporate Bond Fund yield normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Government/Corporate Bond Fund seeks to achieve its investment objective by investing all of its Assets in the Government/Corporate Bond Portfolio.

      The Government/Corporate Bond Portfolio pursues its investment objective by investing in investment grade debt securities, U.S. Government obligations, including U.S. Government agency and instrumentality obligations and collateralized mortgage obligations guaranteed by these agencies and instrumentalities, and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements). At least 65% of the Portfolio's assets is invested in U.S. Government securities, corporate bonds and short-term instruments.

      The Advisers attempt to maintain the Government/Corporate Bond Portfolio's "duration" between three and ten years, which means that the Portfolio's overall sensitivity to interest rates should be slightly more than that of bonds and notes with remaining average maturities from three to fifteen years. The Government/Corporate Bond Portfolio's dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) may be longer than fifteen years from time to time, but will not exceed thirty years under normal conditions. The Government/Corporate Bond Portfolio may hold individual securities with remaining maturities of up to thirty years.

      Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the duration of the Portfolio will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Portfolio so that the Government/Corporate Bond Portfolio may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Portfolio through changes in interest rates, and there is a risk that the value of the securities held by the Portfolio will decline.

      The Government/Corporate Bond Portfolio seeks to achieve its investment objective through investments in the following types of instruments.

           U.S. GOVERNMENT AND AGENCY SECURITIES. The Government/Corporate Bond Portfolio may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Fund. The Portfolio may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Portfolio may invest up to 100% of its assets in these instruments.

           CORPORATE BONDS. The Government/Corporate Bond Portfolio may purchase debt securities of United States corporations only if they carry a rating of at least Baa from Moody's or BBB from S&P or which, if not rated by these rating agencies, are judged by the Advisers to be of comparable quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic condition or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade securities. See the Appendix to the Statement of Additional Information for an explanation of these ratings.


           FOREIGN SECURITIES. The Government/Corporate Bond Portfolio may invest in securities of foreign issuers. The Fund's investments in unlisted foreign securities are subject to the overall restrictions applicable to investments in illiquid securities. The Advisers do not intend to concentrate more than 25% of foreign investments in any one type of instrument or in any foreign country. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for the Portfolio. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risks of incurring losses if rates do not move in the direction anticipated.

           SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements, bank certificates of deposit or other forms of debt securities may be held to provide a reserve for future purchases of securities, during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. See "Short Term Instruments" above under High Quality Bond Fund.

           REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Government/Corporate Bond Portfolio may enter into repurchase agreements and reverse repurchase agreements. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Money Market Fund. The Portfolio may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage.

           RESTRICTED SECURITIES. The Government/Corporate Bond Portfolio may invest not more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under High Quality Bond Fund.

           OPTIONS AND FUTURES CONTRACTS. The Government/Corporate Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. See "Options and Futures Contracts" above under High Quality Bond Fund.

           The Portfolio currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information.

           Nevertheless, the Portfolio has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Portfolio.

           DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Government/Corporate Bond Portfolio, the Advisers may purchase securities for the Portfolio on a "when-issued" or on a "forward delivery" basis which means that the securities would be delivered to the Portfolio at a future date beyond customary settlement times. See "Delayed Delivery Transactions" above under High Quality Bond Fund.

           OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Government/Corporate Bond Portfolio may also utilize the following investments and investment techniques and practices: options on futures contracts and options on foreign currencies. The Portfolio does not intend to utilize any of these investments or techniques to the extent of more than 5% of its assets.
      See the Statement of Additional Information for further information.

     HIGH-YIELD BOND FUND. The investment objective of the High-Yield Bond Fund is to seek a high level of current income. The High-Yield Bond Fund seeks to achieve its investment objective by investing all of its Assets in the High-Yield Bond Portfolio.

     The High-Yield Bond Portfolio pursues its investment objective by investing in a diversified portfolio consisting primarily of high-yielding, fixed-income and zero coupon securities, such as bonds, debentures and notes, convertible securities and preferred stocks. The Portfolio may invest all or a substantial portion of its assets in lower-rated debt securities, commonly referred to as "junk bonds". Such investments may include foreign securities and obligations issued or guaranteed by the U.S. government, any of its states or territories, any foreign government or any of their respective subdivisions, agencies or instrumentalities.

     The High-Yield Bond Portfolio normally will invest at least 65% of its assets in high-yielding, income producing debt securities and preferred stocks, including convertible and zero coupon securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also are sold at substantial discounts but provide for the commencement of regular interest payments at a deferred date. The Portfolio may invest up to 35% of its assets in equity securities, including common stocks, warrants and rights.

      Lower-rated debt securities usually are defined as securities rated Ba or lower by Moody's or BB or lower by S&P. Lower-rated debt securities are considered speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher-rated securities and are more sensitive to changes in the issuer's capacity to pay. Investing in lower-rated debt securities is an aggressive approach to income investing. The 1980s saw a dramatic increase in the use of lower-rated debt securities to finance highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of lower-rated debt securities, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

      Lower-rated debt securities may be thinly traded, which can adversely affect the prices at which they can be sold and can result in high transaction costs. If market quotations are not available, these lower-rated debt securities will be valued in accordance with standards set by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing lower-rated debt securities than securities for which more extensive quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Portfolio to value its portfolio securities, and the Portfolio's ability to dispose of the lower-rated bonds. The market prices of lower-rated debt securities may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower-rated debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired. The Portfolio may choose, at its own expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the interest of Portfolio investors.

      The considerations discussed above for lower-rated debt securities also are applicable to lower quality unrated debt instruments of all types, including loans and other direct indebtedness of businesses with poor credit standing. Unrated debt instruments are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers.

      The High-Yield Bond Portfolio may also seek to achieve its investment objective through investments in the following types of instruments.

           SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements, bank certificates of deposit or other forms of debt securities may be held to provide a reserve for future purchases of securities, during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. See "Short Term Instruments" above under High Quality Bond Fund.

           REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The High-Yield Bond Portfolio may enter into repurchase agreements and reverse repurchase agreements. See "Repurchase Agreements and Reverse

      Repurchase Agreements" above under Money Market Fund. The Portfolio may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage.

           RESTRICTED SECURITIES. The High-Yield Bond Portfolio may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under High Quality Bond Fund.

           OPTIONS AND FUTURES CONTRACTS. The High-Yield Bond Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. See "Options and Futures Contracts" above under High Quality Bond Fund.

           The Portfolio currently does not intend to engage in the writing of options, except under the limited circumstances described in the Statement of Additional Information. Nevertheless, the Portfolio has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Portfolio.

           DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the High-Yield Bond Portfolio, the Advisers may purchase securities for the Portfolio on a "when-issued" or on a "forward delivery" basis which means that the securities would be delivered to the Portfolio at a future date beyond customary settlement times. See "Delayed Delivery Transactions" above under High Quality Bond Fund.

           OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The High-Yield Bond Portfolio may also utilize the following investments and investment techniques and practices: options on futures contracts and options on foreign currencies. The Portfolio does not intend to utilize any of these investments or techniques to the extent of more than 5% of its assets. See the Statement of Additional Information for further information.

      BALANCED FUND. The investment objective of the Balanced Fund and the Balanced Portfolio is to provide a high total investment return consistent with a broad mix of stocks, bonds and money market instruments. The Balanced Fund seeks to achieve its investment objective by investing all of its Assets in the Balanced Portfolio.

      The Balanced Portfolio pursues its investment objective by investing in a managed mix of common stocks (and/or equivalents including American Depository Receipts), preferred stocks, debt securities of U.S. domiciled corporations,

U.S. government securities, commercial paper of U.S. corporations, and bank obligations. The Advisers will determine the proportions of each type of investment to achieve an asset mix they believe appropriate for an investor who desires diversification of investment. The Balanced Portfolio will vary the proportion of each type of asset purchased according to the Advisers' interpretations of changes in economic conditions and the sensitivity of each type of investment to those changes. The Advisers seek to shift emphasis among stocks, bonds and short-term instruments to maximize participation in positive markets and preservation of capital in negative markets and otherwise in response to market conditions.

      The Balanced Portfolio's policy is to invest its assets in a broad list of equity and fixed-income securities, such as common stocks, preferred stocks and bonds, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed-income securities may also have a right to purchase common stock by means of a conversion privilege or attached warrants. The Balanced Portfolio may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. However, at least 25% of the total assets of the Balanced Portfolio are always invested in fixed-income senior securities including debt securities and preferred stock. In selecting common stocks, emphasis is placed on investing in established companies with market capitalizations of $100,000,000 or more and seasoned management teams. Most of the Balanced Portfolio's non-convertible long-term debt investments consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P), although unrated debt securities may be purchased and held if they are judged by the Advisers to be of equivalent quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances may weaken more severely the capacity of issuers of Baa or BBB securities to make principal and interest payments than is the case for issuers of higher grade bonds. Less than 5% of the Balanced Portfolio's investments consist of securities rated Baa by Moody's or BBB by S&P. For a description of these ratings, see the Appendix to the Statement of Additional Information.

      The Balanced Portfolio may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Portfolio may invest up to 100% of its assets in these instruments or other money market instruments.

      EQUITY INCOME FUND. The investment objective of the Equity Income Fund and the Equity Income Portfolio is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective. The Equity Income Fund seeks to achieve its investment objective by investing all of its Assets in the Equity Income Portfolio.

      The Equity Income Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of stocks of companies which, in the opinion of the Advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Advisers attempt to manage the Portfolio so that it will outperform other equity income funds in negative markets. As a result of this objective, the Portfolio may underperform relative to other equity income funds in positive markets. The Portfolio invests primarily in common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Portfolio also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Portfolio allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

      The Equity Income Portfolio's policy is to invest in a broad list of equity and fixed-income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed-income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Portfolio may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values.

      EQUITY VALUE FUND. The investment objective of the Equity Value Fund and the Equity Value Portfolio is to provide a high total investment return through investment primarily in a diversified portfolio of common stocks. The Equity Value Fund seeks to achieve its investment objective by investing all of its Assets in the Equity Value Portfolio.

      The Equity Value Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of stocks of companies which, in the opinion of the Advisers, are trading at low valuations relative to market and/or historical levels. These stocks tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios means that the stock is less expensive than average relative to the company's earnings or book value, respectively. The Portfolio invests primarily in common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Portfolio may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Portfolio allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

      The Equity Value Portfolio may invest in a broad list of equity and fixed-income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed-income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Portfolio may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values.

      GROWTH & INCOME FUND. The investment objective of the Growth & Income Fund and the Growth & Income Portfolio is to provide current income and capital appreciation. The Growth & Income Fund seeks to achieve its investment objective by investing all of its Assets in the Growth & Income Portfolio.

      The Growth & Income Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of securities selected for their potential to generate current income or long term capital appreciation. In general, the objective of the Portfolio is to achieve greater potential for capital appreciation than an income fund and less price volatility than a growth fund. The Growth & Income Portfolio invests primarily in common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Portfolio also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Portfolio allocates its investments among different industries and companies and changes its portfolio securities for investment considerations and not for trading purposes. In general, the Portfolio seeks to invest in growing, financially stable and undervalued companies.

      The Growth & Income Portfolio's policy is to invest in a broad list of equity and fixed income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Portfolio may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.

      EQUITY GROWTH FUND. The investment objective of the Equity Growth Fund and the Equity Growth Portfolio is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings and dividends; current income is a secondary objective. The Equity Growth Fund seeks to achieve its investment objective by investing all of its Assets in the Equity Growth Portfolio.

      The Equity Growth Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks, but may also invest in other types of securities such as preferred stocks, convertible and non-convertible bonds, warrants and foreign securities including American Depository Receipts ("ADRs"). Under normal circumstances, at least 65% of the assets of the Portfolio are invested in equity securities. This is a fundamental investment policy and may not be changed without investor approval. The Equity Growth Portfolio invests primarily in stocks of companies that have a market value of all their issued and outstanding common stock of $10 to $15 billion and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Portfolio also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Portfolio allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

      The Equity Growth Portfolio's policy is to invest in a broad list of equity and fixed-income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed-income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Portfolio may vary the percentage of assets invested in any one type of security in accordance with the Adviser's interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values.

      SPECIAL EQUITY FUND. The investment objective of the Special Equity Fund and the Special Equity Portfolio is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies. The Special Equity Fund is designed for investors in search of substantial long-term growth who can accept above-average stock market risk and little or no current income. The Special Equity Fund seeks to achieve its investment objective by investing all of its Assets in the Special Equity Portfolio.

      The Special Equity Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of stocks of small to medium size companies which, in the opinion of the Advisers, will present an opportunity for significant increases in earnings and/or value, without consideration for current income. The Portfolio's primary equity investments will be common stocks of small and medium sized U.S. companies with market capitalizations of less than $2 billion. Multiple managers are used to control the volatility often associated with investments in small to medium size companies and to maximize opportunities in positive markets. The Portfolio may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Special Equity Portfolio allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

      While the Special Equity Portfolio's policy is to invest its assets primarily in common stocks with potential for above average growth in earnings, appreciation may be sought in other types of securities such as preferred stocks, convertible and non-convertible bonds, warrants and foreign securities including American Depository Receipts. The Special Equity Portfolio may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. In selecting stocks, emphasis is placed on investing in companies with small to medium market capitalizations, i.e., the market value of all issued and outstanding common stock of the company will be less than $2 billion. Investing in equity securities of small to medium companies involves risks not typically associated with investment in comparable securities of large companies. Such smaller and medium companies may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of small and medium companies is often characterized by less information and liquidity than that for the equity securities of large companies, securities of such small and medium companies may be subject to more abrupt or erratic market movements than securities of large companies or market averages in general. Therefore, an investment in the Special Equity Fund may be subject to greater declines in value than an investment in an equity fund investing in the equity securities of large companies.

      AGGRESSIVE EQUITY FUND. The investment objective of the Aggressive Equity Fund and the Aggressive Equity Portfolio is to provide a high level of capital appreciation through investment primarily in a diversified portfolio of common stocks of small to medium size companies. The Aggressive Equity Fund is designed for investors in search of substantial long-term growth who can accept above-average stock market risk and little or no current income. The Aggressive Equity Fund seeks to achieve its investment objective by investing all of its Assets in the Aggressive Equity Portfolio.

      The Aggressive Equity Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of stocks of small to medium size companies which, in the opinion of the Advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Portfolio's primary equity investments are common stocks of small and medium sized U.S. companies with market capitalizations between $750 million and $2.5 billion. The Portfolio may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Aggressive Equity Portfolio allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

      While the Aggressive Equity Portfolio's policy is to invest its assets primarily in common stocks with potential for above average growth in earnings and/or revenue, appreciation may be sought in other types of securities such as preferred stocks, convertible and non-convertible bonds, warrants and foreign securities including American Depository Receipts. The Aggressive Equity Portfolio may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.

      In selecting stocks, emphasis is placed on investing in companies with consistent, above-average and accelerating profitability and growth. These companies tend to have higher price/earnings ratios which means that the stock is more expensive than average relative to the company's earnings. Investing in equity securities of small to medium companies involves risks not typically associated with investment in comparable securities of large companies. Such smaller and medium companies may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of small and medium companies is often characterized by less information and liquidity than that for the equity securities of large companies, securities of such small and medium companies may be subject to more abrupt or erratic market movements than securities of large companies or market averages in general. Therefore, an investment in the Aggressive Equity Fund may be subject to greater declines in value than an investment in an equity fund investing in the equity securities of large companies.

      INTERNATIONAL EQUITY FUND. The investment objective of the International Equity Fund is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers. The International Equity Fund seeks to achieve its investment objective by investing all of its Assets in the International Equity Portfolio.

      The International Equity Portfolio seeks to achieve its investment objective by investing primarily in foreign securities. Foreign securities are defined as securities of issuers, wherever organized, which trade solely on a foreign exchange or over-the-counter market, or, of issuers which in the judgment of the Advisers, have their principal activities outside of the United States. In determining whether an issuer's principal activities and interests are outside the United States, the Advisers will look at such factors as the location of the issuer's assets, operations, facilities, personnel, sales and earnings. Under normal circumstances, at least 65% of the assets of the Portfolio are invested in foreign equity securities. The Advisers will purchase securities of companies in a minimum of 3 countries outside the United States.

      The Advisers use an approach to investing looking to identify fundamental values in stocks they select. Further, when allocating the Portfolio's investments among geographic regions and individual countries, the Advisers consider various criteria, such as prospects for relative economic growth among countries, expected levels of inflation, government policies influencing business conditions, and the outlook for currency relationships. The Portfolio invests most of its assets in securities of issuers located in developed countries in these geographic areas: Canada, the Far East, Australia and Europe.

      The International Equity Portfolio may invest up to 10% of its assets in securities of issuers in the world's emerging markets. Countries with emerging markets include those that have an emerging stock market as defined by the International Finance Corporation, those with low- to middle-income economies according to the World Bank, and those listed in World Bank publications as developing. While the Advisers believe that these investments present the possibility for significant growth over the long-term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than those in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies.

      The International Equity Portfolio may invest in all types of securities, most of which are denominated in foreign currencies. While the Advisers expect that opportunities for long term capital appreciation will come primarily from common stocks, securities convertible into common stock, non-convertible preferred stocks and depository receipts for these securities, the Portfolio may also invest in any type or quality of debt securities if the Advisers believe that doing so may result in long term growth. In addition, the Portfolio may invest in high-yielding, lower rated debt securities. See the discussion of lower rated debt securities above under High-Yield Bond Fund above. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes on both a long and short term basis. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for the Portfolio. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

      Investments in foreign equity and debt securities involve increased or additional risks from those encountered when investing in securities of domestic issuers. The Advisers evaluate the risks and opportunities when investing in particular foreign securities. Such risks include (1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) the difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in effecting the repatriation of capital invested abroad; (8) difficulties in transaction settlements and the effect of this delay on shareholder equity; (9) foreign withholding taxes; (10) political, economic, and similar risks, including expropriation and nationalization; (11) different accounting, auditing, and financial standards; (12) price volatility; and (13) the diverse structure and liquidity of various countries and regions.

                 CERTAIN INVESTMENT TECHNIQUES AND RESTRICTIONS


      Following is a description of certain investment techniques employed by the Portfolios.

      OPTIONS AND FUTURES CONTRACTS. Each of the Balanced Portfolio, Equity Income Portfolio, Equity Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Aggressive Equity Portfolio and International Equity Portfolio may enter into transactions in futures contracts, options on futures contracts, options on securities indexes and options on securities, for the purpose of hedging each Portfolio's securities, which would have the effect of reducing the volatility of its net asset value. In general, each such transaction involves the establishment of a position which is expected to move in a direction opposite to that of the security or securities being hedged.


      For example, each Portfolio may sell futures contracts, or purchase put options on futures contracts, securities indexes or securities for the purpose of protecting against an anticipated decline in the value of securities held by that Portfolio. In the event that such decline occurs, and the hedging transaction is successful, the reduced value of portfolio securities will be offset, in whole or in part, by a corresponding gain on the futures or option position. Conversely, when the Portfolio is not fully invested in the securities market, and it expects a significant market advance, it may purchase futures contracts or call options on futures contracts, securities indexes or securities in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that that Portfolio intends to purchase.

      The Statement of Additional Information includes further information about the transactions in futures and option contracts that may be entered into by each Portfolio.

      Gain or loss to each Portfolio on transactions in security index futures or options will depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements of individual securities. A securities index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Some securities index futures or options are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures or options on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Options on indexes and options on securities are traded on securities exchanges regulated by the SEC. Futures contracts and options on futures contracts are traded only on designated contract markets regulated by the Commodity Futures Trading Commission and through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. Transactions on such exchanges are cleared through a clearing corporation, which guarantees performance between the clearing members which are parties to each contract.

      Each Portfolio currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, each Portfolio has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Fund.

      SHORT-TERM INSTRUMENTS. Each of the Balanced Portfolio, Equity Income Portfolio, Equity Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Aggressive Equity Portfolio and International Equity Portfolio may invest in cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities (including, without limitation, a short-term investment fund investing in any of such securities). See "Short-Term Instruments" above under High Quality Bond Fund.

      REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Each of the Balanced Portfolio, Equity Income Portfolio, Equity Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Aggressive Equity Portfolio and International Equity Portfolio may enter into repurchase agreements and reverse repurchase agreements and may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Money Market Fund.

      RESTRICTED SECURITIES. Each of the Balanced Portfolio, Equity Income Portfolio, Equity Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Aggressive Equity Portfolio and International Equity Portfolio may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under High Quality Bond Fund.

      DELAYED DELIVERY TRANSACTIONS. In order to help insure the availability of suitable securities for each of the Balanced Portfolio, Equity Income Portfolio, Equity Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Aggressive Equity Portfolio and International Equity Portfolio, the Advisers may purchase securities for each such Portfolio on a "when-issued" or on a "forward delivery" basis. See "Delayed Delivery Transactions" above under High Quality Bond Fund.

      FOREIGN SECURITIES. Each of the Balanced Portfolio, Equity Income Portfolio, Equity Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio and Aggressive Equity Portfolio has a current policy not to invest more than 25% of its assets in securities of foreign issuers, including investments in sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American Bank or trust company evidencing ownership of the underlying foreign securities. The Advisers do not intend to concentrate more than 25% of such foreign investments in any one type of instrument or in any foreign country. Each Portfolio's investments in unlisted foreign securities, not including ADRs, are subject to the overall restrictions applicable to investments in illiquid securities. Foreign securities, including ADRs, may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Each Portfolio may invest up to 5% of its assets in closed-end investment companies which primarily hold foreign securities. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for each Portfolio. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

      LENDING OF PORTFOLIO SECURITIES. Each of the Portfolios may lend its portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the loaned securities were to occur, the Portfolio would terminate the loan and regain the right to vote the securities.


                                  *    *    *

      Changes to the securities of each Portfolio are generally made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor to trading when such trading is deemed appropriate. Each Portfolio engages in trading if it believes a transaction net of costs (including custodian charges) will help it achieve its investment objective. The portfolio turnover rate for each Portfolio in 1996 is set forth above under "Condensed Financial Information". The amount of brokerage commissions and realized capital gains will tend to increase as the level of portfolio activity increases. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information.

      As "diversified" funds, no more than 5% of the assets of any Portfolio may be invested in the securities of one issuer (other than U.S. Government securities), except that up to 25% of each Portfolio's assets may be invested without regard to this limitation. No Portfolio will invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies which may not be changed without investor approval. As a non-fundamental operating policy, no more than 15% (10% in the case of the Money Market Portfolio) of the net assets of any Portfolio may be invested in (i) securities the resale of which are subject to legal or contractual restrictions is restricted under federal securities laws and (ii) illiquid or not readily marketable securities (including repurchase agreements maturing in more than seven days). Additional fundamental investment and operating policies of the Portfolios are contained in the Statement of Additional Information.

                            MASTER-FEEDER STRUCTURE

      The Funds do not invest directly in securities. Instead, each Fund invests its assets in a corresponding Portfolio, a mutual fund having the same investment objectives and policies as that Fund. The Portfolio, in turn, buys, holds and sells securities in accordance with its investment objectives and policies. Of course, there can be no assurance that a Fund or its corresponding Portfolio will achieve their respective objectives. The Trust may withdraw a Fund's investment in its corresponding Portfolio at any time, and will do so if the Trust's Trustees believe it to be in the best interest of the Fund's shareholders. If the Trust were to withdraw a Fund's investment in its corresponding Portfolio, the Trust could either invest the Fund's investable assets directly in securities in accordance with the investment policies described above or invest in another mutual fund or pooled investment vehicle having the same investment objectives and policies. If the Trust were to withdraw a Fund's investment in its corresponding Portfolio, the Fund could receive securities from the Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

      Each Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but a Portfolio will notify its corresponding Fund (which in turn will notify its shareholders) and its other investors at least 30 days before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause the Trust to withdraw a Fund's investment in its corresponding Portfolio.

      Except as stated otherwise, all investment objectives, policies and restrictions described herein and in the Statement of Additional Information are nonfundamental and may be changed without investor approval. Subject to exceptions that are not inconsistent with applicable rules or policies of the Securities and Exchange Commission, whenever the Trust is asked to vote on matters concerning one or more Portfolios, the Trust will hold a shareholder meeting of the appropriate Fund(s) and vote in accordance with shareholder instructions. Fund shareholders who do not vote will not affect the Trust's votes at a Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Of course, a Fund could be outvoted, or otherwise adversely affected, by other investors in its corresponding Portfolio.

      Each Portfolio may sell interests to other investors in addition to its corresponding Fund. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Fund. Therefore, the investment returns for all investors in funds investing in a Portfolio may not be the same. These differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolios is available from Diversified at (914) 697-8000.

                  MANAGEMENT OF THE TRUST AND PORTFOLIO SERIES


      The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each Fund by investing all of the Assets of each Fund in a corresponding Portfolio. The respective Boards of Trustees of the Trust and of the Portfolio Series provide broad supervision over the affairs of the Trust and of the Portfolio Series, respectively. The Trustees of the Trust who are not "interested persons" of the Trust are separate from and independent from the Trustees of the Portfolio Series who are not "interested persons" of the Portfolio Series. For further information about the Trustees and officers of the Trust and the Portfolio Series, see "Management of the Trust and Portfolio Series" in the Statement of Additional Information. A majority of each of the Trust's and the Portfolio Series' Trustees are not affiliated with the Advisers.


      INVESTMENT ADVISORY SERVICES


      Subject to such policies as the Board of Trustees of the Portfolio Series may determine and pursuant to Investment Advisory Agreements (the "Advisory Agreements") with the Portfolio Series with respect to each Portfolio, Diversified manages the assets of each Portfolio in accordance with the investment policies approved by the Board of Trustees. Subject to such policies, Diversified provides general investment advice to each Portfolio. For its services under the Advisory Agreements, Diversified receives from each Portfolio fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the average daily net assets. Diversified is currently waiving a portion of its investment advisory fees. The principal business address of Diversified is Four Manhattanville Road, Purchase, New York 10577. Investment management decisions are taken by a committee of Diversified's personnel and not by a particular individual.

      Management's discussion of the Funds' performance for the fiscal year ended December 31, 1996 is included in the Funds' Annual Report to Shareholders, a copy of which may be obtained free of charge upon request from the Funds' Distributor.


      For each Portfolio, Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with the Subadvisers listed in the table below (each a "Subadviser", and collectively the "Subadvisers"). For its services under each Subadvisory Agreement, the Subadvisers receive a fee from Diversified at an annual rate equal to the percentages specified in the table below of the corresponding Portfolio's average net assets. Each fee will be accrued monthly by multiplying the arithmetic average of the beginning and ending monthly net assets in the

Portfolio by the fee schedule and dividing by 12. Each fee will be paid on a quarterly basis.

DIVERSIFIED INVESTORS               PORTFOLIO                   COMPENSATION(%)       COMPENSATION(%)
     PORTFOLIO                     SUBADVISERS                   TO ADVISER(1)        TO SUBADVISERS

Money Market Portfolio          Capital Management Group              0.25                0.05

High Quality Bond Portfolio    Merganser Capital
                                Management Corporation                0.35                  (2)

Intermediate Government         Capital Management Group              0.35                0.15
  Bond Portfolio

Government/Corporate Bond       Capital Management Group              0.35                0.15
  Portfolio

High-Yield Bond Portfolio       Delaware Investment Advisers          0.55                  (3)

Balanced Portfolio              Institutional Capital Corporation     0.45                  (4)

Equity Income Portfolio         Asset Management Group                0.45                0.25

Equity Value Portfolio          Ark Asset Management Co., Inc.        0.57                  (5)

Growth & Income Portfolio       Putnam Advisory Company, Inc.         0.60                  (6)


Equity Growth Portfolio         Chancellor LGT Asset Management, Inc. 0.62                  (7)


Special Equity Portfolio        (8)                                   0.80                0.50


Aggressive Equity Portfolio     McKinley Capital Management           0.97                  (9)

International Equity Portfolio  Capital Guardian Trust Company        0.75                 (10)

      (1) The Adviser is currently waiving a portion of its fees. See "Expense Summary" on page [ ] for a review of the fee waivers currently in effect.

      (2) 0.50% on the first $10,000,000 of average net assets of the High Quality Bond Portfolio, 0.375% on the next $15,000,000 in assets, 0.25% on the next $75,000,000 in assets and 0.1875% on all assets in excess of $100,000,000.

      (3) 0.40% on the first $20,000,000 of average net assets of the High-Yield Bond Portfolios, 0.30% on the next $20,000,000 in assets and 0.20% on assets in excess of $40,000,000.

      (4) 0.55% on the first $25,000,000 of average net assets of the Balanced Portfolio, 0.45% on the next $25,000,000 in assets and 0.35% on assets in excess of $50,000,000.

      (5) 0.45% on the first $100,000,000 of average net assets of the Equity Value Portfolio, 0.40% on the next $50,000,000 in assets and 0.35% on the next $50,000,000 in assets; when the Portfolio achieves $200,000,000 in assets, the rate shall be 0.40% on assets up to $200,000,000 and 0.35% on assets in excess of $200,000,000 so long as the Portfolio continues to have more than $200,000,000 in assets.

      (6) 0.30% on the first $100,000,000 of average net assets of the Growth & Income Portfolio, 0.20% on assets in excess of $100,000,000.

      (7) 0.50% on the first $50,000,000 of average net assets of the Equity Growth Portfolio, 0.30% on the next $75,000,000 in assets, 0.25% on the next $75,000,000 in assets and 0.20% on all assets in excess of $200,000,000.

      (8) The Special Equity Portfolio has four Subadvisers: Pilgrim Baxter & Associates, Ltd., Ark Asset Management Co., Liberty Investment Management, a division of Goldman Sachs Asset Management, and Westport Asset Management, Inc.

      (9) 0.90% on the first $10,000,000 of average net assets of the Aggressive Equity Portfolio, 0.80% on the next $15,000,000 in assets, 0.60% on the next $25,000,000 in assets, 0.40% on the next $50,000,000 in assets and 0.35% on assets in excess of $100,000,000.

      (10) 0.75% on the first $25,000,000 of average net assets of the International Equity Portfolio, 0.60% on the next $25,000,000 in assets, 0.425% on the next $50,000,000 in assets and 0.375% on all assets in excess of $250,000,000.


      It is the responsibility of a Subadviser to make the day-to-day investment decisions of the Portfolio and to place the purchase and sales orders for securities transactions of such Portfolio, subject in all cases to the general supervision of Diversified. Each Subadviser makes the investment selections for its respective Portfolio consistent with the guidelines and directions set by Diversified and the Board of Trustees of the Portfolio Series. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding Portfolio's investments and effecting securities transactions for a Portfolio.


      Diversified has entered into separate Subadvisory Agreements with respect to each of the Money Market Portfolio, Intermediate Government Bond Portfolio and Government/Corporate Bond Portfolio with Capital Management Group, a division of 1740 Advisers, Inc., a wholly-owned subsidiary of The Mutual Life Insurance Company of New York ("MONY"). The address of Capital Management Group is 1740 Broadway, New York, New York 10019. Total assets under management by Capital Management Group at December 31, 1996 were approximately $890 million, all of which were assets of registered investment companies. The following persons are primarily responsible for the day-to-day management of the Portfolios (the inception date of such person's responsibility for the Portfolios and such person's business experience for the past five years is indicated parenthetically): Money Market Portfolio -- Nancy Fehrenbach, Investment Vice President and Portfolio Manager (since 1994, employed by Capital Management Group since 1994; previously employed at Fuji Bank as Assistant Vice President, 1993, and at Merrill Lynch as Associate, 1992); Intermediate Government Bond Portfolio and Government/Corporate Bond Portfolio -- Gregory Staples, Vice President (since 1996 and 1994, respectively, employed by Capital Management Group since 1987).

      Diversified has entered into a Subadvisory Agreement with respect to the High Quality Bond Portfolio with Merganser Capital Management Corporation ("Merganser"). Merganser was formed in September 1987 and is owned by certain of its employees. Total assets under management for all institutional bond clients at December 31, 1996 were approximately $2.1 billion, $197.3 million of which were assets of registered investment companies. The principal business address of Merganser is One Cambridge Center, Cambridge, Massachusetts 02142. Investment management decisions of Merganser are made by committee and not by managers individually.

      Diversified has entered into a Subadvisory Agreement with respect to the High-Yield Bond Portfolio with Delaware Investment Advisers (a division of Delaware Management Company, Inc.) ("Delaware"). Delaware was formed in February 1985 and is owned by Lincoln National Corp. Total assets under management for all high-yield bond clients at December 31, 1996 were approximately $1.9 billion, $1.3 billion of which were assets of registered investment companies. The principal business address of Delaware is 2005 Market Street, Philadelphia, Pennsylvania 19103. The following person is primarily responsible for the day-to-day management of the High-Yield Bond Portfolio (the inception date of such person's business experience for the past five years is indicated parenthetically): Paul Matlack, Vice President/Senior Portfolio Manager (since 1996, employed by Delaware since 1989).

      Diversified has entered into a Subadvisory Agreement with respect to the Balanced Portfolio with Institutional Capital Corporation ("Institutional Capital"). Institutional Capital was formed in January 1970 and is owned by certain of its employees. Total assets under management for all balanced clients at December 31, 1996 were approximately $579 million, $183 million of which were assets of registered investment companies. The principal business address of Institutional Capital is 303 West Madison Street, Chicago, Illinois 60606. Investment management decisions of Institutional Capital are made by committee and not by managers individually.

      Diversified has entered into a Subadvisory Agreement with respect to the Equity Income Portfolio with Asset Management Group, a division of 1740 Advisers, Inc., which is a wholly-owned subsidiary of MONY. The address of Asset Management Group is 1740 Broadway, New York, New York 10019. Total assets under management by Asset Management Group at December 31, 1996 were approximately $1.3 billion, $1.1 billion of which were assets of registered investment companies. Investment management decisions of Asset Management Group are made by committee and not by managers individually.

     Diversified has entered into a Subadvisory Agreement with respect to the Equity Value Portfolio with Ark Asset Management Co., Inc. ("Ark"). Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain of its employees. The principal address of Ark is 55 Water Street, New York, New York 10041. Total assets under management for equity value clients at December 31, 1996 were approximately $14.4 billion, $150 million of which were assets of registered investment companies. Investment management decisions of Ark are made by committee and not by managers individually.

      Diversified has entered into a Subadvisory Agreement with respect to the Growth & Income Portfolio with Putnam Advisory Company, Inc. ("Putnam"). Putnam was formed in 1937 and is owned by Marsh & McLennon Companies, Inc. The principal address of Putnam is One Post Office Square, Boston, Massachusetts 02109. Total assets under management for growth and income clients at December 31, 1996 were approximately $6.0 billion, $1.8 billion of which were assets of registered investment companies. Investment management decisions of Putnam are made by committee and not by managers individually.

      Diversified has entered into a Subadvisory Agreement with respect to the Equity Growth Portfolio with Chancellor LGT Asset Management, Inc. ("Chancellor"). Chancellor was formed in 1996 as a result of the merger between LGT Asset Management, Inc., a wholly-owned subsidiary of Liechtenstein Global Trust AG ("LGT"), and Chancellor Capital Management, Inc., a wholly-owned subsidiary of LGT which was acquired by LGT in 1996. Chancellor is a wholly-owned subsidiary of LGT. LGT is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for the various business enterprises of the Princely Family of Liechtenstein. Total assets under management for all equity growth clients at December 31, 1996 were approximately $2.1 billion, none of which were assets of registered investment companies. The principal business address of Chancellor is 1166 Avenue of the Americas, New York, New York 10036. Investment management decisions of Chancellor are made by committee and not by managers individually.


      With respect to the Special Equity Portfolio, Diversified has entered into Subadvisory Agreements with four Subadvisers as follows:


      o Ark Asset Management Co., Inc. ("Ark") was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain of its employees. Total assets under management for all small capitalization clients at December 31, 1996 were approximately $1.9 billion, $75 million of which were assets of registered investment companies. The principal business address of Ark is 55 Water Street, New York, New York 10041. The following person is primarily responsible for the day-to-day management of the Special Equity Portfolio on behalf of Ark (the inception date of such person's responsibility for the Portfolio and such person's business experience for the past five years is indicated parenthetically): Ronald Wiener, Vice Chairman and Portfolio Manager (since 1994, employed by Ark since 1986; previously employed at Lehman Management Co., Inc. as Senior Vice President and Senior Portfolio Manager, Specialty Growth Equity Management, 1989-1995).

      o Liberty Investment Management ("Liberty"), a division of Goldman Sachs Asset Management ("GSAM"), was established in January 1997 when Goldman, Sachs and Co. acquired Liberty Investment Management, Inc. GSAM is a separate operating division of Goldman, Sachs & Co., a worldwide investment banking firm. Total assets under management for all equity clients of Liberty at January 27, 1997 were approximately $37.8 billion, $5.2 billion of which were assets of registered investment companies. The principal business address of Liberty is 2502 Rocky Point Drive, Suite 500, Tampa, Florida 33607. The following persons are primarily responsible for the day-to-day management of the Special Equity Portfolio on behalf of Liberty (the inception date of each person's responsibility for the Portfolio and such person's business experience for the past five years is indicated parenthetically): Herbert E. Ehlers, Managing Director (since 1994, employed by Liberty or its predecessor Liberty Investment Management, Inc. since 1988) and Timothy G. Ebright, Portfolio Manager (since 1994, employed by Liberty or its predecessor Liberty Investment Management, Inc. since 1988).

      o Pilgrim Baxter & Associates, Ltd. ("Pilgrim") was formed in 1995 and is owned by United Asset Management, Inc., a publicly-owned corporation. Pilgrim succeeded to certain of the investment management businesses, and acquired the corporate name of, Pilgrim Baxter & Associates, Ltd. in April 1995. Total assets under management for all equity clients at December 31, 1996 were approximately $3.2 billion, $463.7 million of which were assets of registered investment companies. The principal business address of Pilgrim is 1255 Drummers Lanes, Wayne, Pennsylvania 19087. The following person is primarily responsible for the day-to-day management of the Special Equity Portfolio on behalf of Pilgrim (the inception date of such person's responsibility for the Portfolio and such person's business experience for the past five years is indicated parenthetically): John Force, Portfolio Manager (since 1994, employed by Pilgrim since 1992).

      o Westport Asset Management, Inc. ("Westport") was formed in July 1993 and is owned by certain of its employees. Total assets under management for all equity clients at December 31, 1996 were approximately $860 million, $278 million of which were assets of registered investment companies. The principal business address of Westport is 253 Riverside Avenue, Westport, Connecticut

06880. The following person is primarily responsible for the day-to-day management of the Special Equity Portfolio on behalf of Westport (the inception date of such person's responsibility for the Portfolio and such person's business experience for the past five years is indicated parenthetically):
Andrew Knuth, Portfolio Manager (since 1994, employed by Westport since 1983).

      Diversified has entered into a Subadvisory Agreement with respect to the Aggressive Equity Portfolio with McKinley Capital Management, Inc. ("McKinley"). McKinley was formed in March 1991 and is owned by Robert Gillam. Total assets under management for all aggressive equity clients at December 31, 1996 were approximately $814 million, $16 million of which were assets of registered investment companies. The principal business address of McKinley is 3301 C Street, Anchorage, Alaska 99503. The following person is primarily responsible for the day-to-day management of the Aggressive Equity Portfolio (the inception date of such person's responsibility for the Portfolio and such person's business experience for the past five years is indicated parenthetically): Robert Gilliam, Portfolio Manager (since 1996, employed by McKinley since 1991).

      Diversified has entered into a Subadvisory Agreement with respect to the International Equity Portfolio with Capital Guardian Trust Company ("CGTC"). CGTC was formed in 1968 and is owned by The Capital Group Companies, Inc. The principal address of CGTC is 333 South Hope Street, Los Angeles, California 90071. Total assets under management for all international equity clients by CGTC at December 31, 1996 were approximately $21.8 billion, and total assets under management of registered investment companies for which CGTC acts as subadviser was $472 million as of that date. CGTC uses a system of multiple portfolio managers pursuant to which the Portfolio is divided into segments that are assigned to individual portfolio managers. With investment guidelines, each portfolio manager makes individual decisions as to company, country, industry, timing and percentage based on extensive field research and direct company contact.

      For the fiscal year ended December 31, 1996, the compensation paid to the Adviser after any applicable fee waivers as a percentage of each Portfolio's average daily net assets was as follows:

                                         Adviser's
Portfolio(1)                             compensation(2)

Money Market Portfolio                    0.230%
High Quality Bond Portfolio               0.350%
Intermediate Government Bond Portfolio    0.280%
Government/Corporate Bond Portfolio       0.350%
High-Yield Bond Portfolio                 0.542%
Balanced Portfolio                        0.430%
Equity Income Portfolio                   0.450%
Equity Value Portfolio                    0.430%
Growth & Income Portfolio                 0.580%
Equity Growth Portfolio                   0.700%
Special Equity Portfolio                  0.760%
Aggressive Equity Portfolio               0.868%
International Equity Portfolio            0.750%


(1) The Equity Value and Aggressive Equity Portfolios have been in operation for less than a full fiscal year; the Adviser's compensation rates with respect to these Portfolios represent annualized fees in effect for their respective initial fiscal periods ended December 31, 1996. The Adviser's compensation rate with respect to the Equity Growth Portfolio has been lowered to 0.62% of the Portfolio's average daily net assets, effective November 15, 1996.


(2) The Adviser is currently waiving a portion of its fees. See "Expense Summary" on page [ ] for a review of the fee waivers currently in effect.



      DISTRIBUTION PLAN AND AGREEMENT

      The Trustees of the Trust have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Funds and their shareholders. As contemplated by the Distribution Plan, the Distributor acts as the agent of the Funds in connection with the offering of shares of the Funds pursuant to a Distribution Agreement.

      Under the Distribution Plan, the Distributor may receive a fee from each Fund at an annual rate not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with the sale of shares of the Fund, such as (i) payments of quarterly trail or maintenance commissions to registered representatives of the Distributor or other broker-dealers in an amount not to exceed on an annual basis 0.25% of the average daily net assets maintained in the Fund by their customers, (ii) reimbursements of sales commissions advanced by the Distributor to sales brokers, and (iii) advertising expenses and the expenses of printing (excluding typesetting) and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature and other distribution-related expenses. The Distributor provides to the Trustees of the Trust a quarterly written report of amounts expended by it and the purposes for which such expenditures were made.

      ADMINISTRATOR

      Pursuant to an Administrative and Transfer Agency Services Agreement with the Trust and under the Advisory Agreement with the Portfolio Series, Diversified, as Administrator, provides the Trust and the Portfolio Series with general office facilities and supervises the overall administration of the Trust and the Portfolio Series, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Trust or the Portfolio Series; the preparation and filing of all documents required for compliance by the Trust or the Portfolio Series with applicable laws and regulations; providing equipment and clerical personnel necessary for maintaining the organization of the Trust or the Portfolio Series; preparation of certain documents in connection with meetings of Trustees and shareholders of the Trust and investors in the Portfolio Series; and the maintenance of books and records of the Trust and the Portfolio Series. Diversified provides persons satisfactory to the Board of Trustees of each of the Trust and the Portfolio Series to serve as officers of the Trust or the Portfolio Series, as the case may be. Such officers, as well as certain other employees and Trustees of the Trust or the Portfolio Series, may be directors, officers or employees of Diversified or its affiliates. In addition, Diversified provides transfer agency services to the Trust. For providing these services and facilities and for bearing the related expenses, Diversified, as Administrator, receives a fee from each Fund accrued daily and paid monthly at an annual rate equal to 0.30% of the average daily net assets of the Fund. The Administrator is currently waiving a portion of its administrative services fee. Diversified acts as Administrator to the Portfolios pursuant to the Advisory Agreement and receives no additional compensation for providing such administrative services.


      CUSTODIAN

      The Trust and Portfolio Series have each entered into separate Custodian Agreements with Investors Bank & Trust Company ("IBT"), pursuant to which IBT acts as custodian of the assets of each series of the Trust and the Portfolio Series.

      SERVICE AGENTS

      All shareholders must be represented by Diversified or another Service Agent that has entered into a Service Agreement with Diversified. Diversified acts as a Service Agent pursuant to its Administrative Services Agreement with the Trust and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents will be paid by Diversified from its administrative services fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, answering client inquiries regarding the Trust, assisting clients in changing account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated Prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as Diversified or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administrative Services Agreement with Diversified, or of the type or scope not generally offered by a mutual fund, such as enhanced retirement or trust reporting. Any Service Agent must agree to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.

                      PURCHASES AND REDEMPTIONS OF SHARES


      PURCHASES

      Shares of the Trust are available to individual and institutional investors. The Trust is also available as a funding vehicle to (i) certain employee retirement plans of for-profit and not-for-profit entities including those having cash or deferred arrangements and those covering self-employed individuals and owner-employees (such as 401(k) Plans, 403(b) Plans, 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans and Keogh Plans), and (ii) qualified personal retirement plans such as IRAs and rollover IRAs (collectively, the "Qualified Investors").

      The retirement plans which may invest in the Funds are hereinafter referred to as "Plans" and the employees, self-employed persons or individuals participating in such Plans are hereinafter referred to as "Plan Participants". With respect to these Plans, the employer and/or the Plan Participants will make contributions which may be invested in shares of the Funds pursuant to the terms and conditions of the underlying Plan.

      Shares of the Trust may be purchased without a sales charge on any day on which the Adviser and applicable Subadviser or Subadvisers are open for business ("Fund Business Day") at the net asset value next determined after an order in proper form is transmitted to and accepted by the Distributor. The minimum initial investment is $5,000 (the Trust is currently waiving its minimum initial investment requirement). There is no minimum for subsequent investments. However, a particular Plan may impose different minimum subsequent investment requirements. Purchases will be effected on the same day the purchase order is received by the Distributor provided such order is received in good order prior to 4:00 p.m. New York time on any day on which the New York Stock Exchange ("NYSE") is open for trading. Shares earn dividends from and including the day the purchase is effected, but not on the day of redemption. While there is no sales charge on purchases of shares, the Distributor may receive distribution fees from the Funds. See "Management of the Trust and Portfolio Series -- Distribution Plan and Agreement" herein. An investor may purchase shares through the Distributor directly or by authorizing a Plan to purchase such shares on his or her behalf through the Distributor.

      Checks received from an investor are invested in full and fractional shares. If shares are purchased with a check that does not clear, the purchase will be canceled and any losses or fees incurred in the transaction will be the responsibility of such investor. Checks must be drawn on or payable through a U.S. bank and be in U.S. dollars. If shares are purchased by check and a redemption request relating to such shares is received within 15 days of a purchase, the Trust will release such redemption proceeds when the check clears. It is possible, although unlikely, that this could take up to 15 days.

      Each Fund reserves the right to cease offering its shares for sale at any time or to reject any order for the purchase of its shares.

      DIRECT PURCHASES. For each shareholder who purchases shares directly through the Distributor, the Trust establishes an open account to which all shares purchased are credited together with any dividends and capital gains distributions which are paid in additional shares. See "Other Information -- Distributions" herein. Initial and subsequent purchases may be made by writing a check (in U.S. dollars) payable to The Diversified Investors Funds Group and mailing such payment to:

      The Diversified Investors Funds Group
      Four Manhattanville Road
      Purchase, New York  10577

      In the case of an initial purchase, the check must be accompanied by a completed Account Application.

      An investor desiring to purchase shares by a wire transfer of funds should request its bank to transmit immediately available funds. The information transmitted with the funds must include the investor's name and address and a statement indicating whether a new account is being established by such wire transfer or whether such wire transfer is being made by a shareholder with an account with the Trust. If the initial purchase by an investor is by a wire transfer of funds, an account number will be assigned to such investor and an Account Application must be subsequently completed and mailed to the Trust. For purchases by wire transfer, please call [_____________] at [____________] to obtain wire instructions.

      For further information on how to purchase shares from the Distributor, an investor should contact the Distributor directly at (914) 697-8000.

      PURCHASES THROUGH PLANS. Participants in group employee retirement plans should obtain directly from their plan administrator, and should read in conjunction with this Prospectus, the materials provided by their plan administrator describing the procedures by which Fund shares may be purchased and redeemed and any other conditions for participation in such plan. Underlying Plans which include fixed investment options issued by insurance companies may restrict or prohibit the purchase of shares of certain of the Funds with monies withdrawn from any such fixed interest investment option.

      REDEMPTIONS

      An investor may redeem all or any portion of the shares in its account at any time at the net asset value next determined after a redemption request in proper form is received and accepted by the Distributor. Investment return and principal value of an investment in the Trust will fluctuate, so that the value of shares redeemed may be more or less than the investor's cost.

      Redemption proceeds normally will be paid or mailed within seven days following receipt of a redemption request in good order; however, when the NYSE is closed, when trading on the NYSE is restricted, or when the Securities and Exchange Commission determines that an emergency exists to warrant such an action, the Trust may suspend redemption rights or postpone the date of payment.

      The Trust reserves the right to redeem shares in the account of any investor if at any time the total value of such account falls below $1,000 for any reason other than a decrease in the net asset value of its shares. An investor will be notified that the value of its account is less than the minimum amount and allowed 15 days to make an additional investment before the redemption is processed. Shares will be redeemed at the net asset value on the date of redemption.

      Investors subject to federal income tax who redeem shares may recognize capital gain or loss for federal income tax purposes. Redemptions of shares may be taxable events to Qualified Investors otherwise subject to tax on which a Qualified Investor may realize a gain or loss. See "Other Information--Tax Matters" below for a description of certain tax consequences of an investment in the Trust.

      Investors should be aware that redemptions may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Trust must have received the shareholder's taxpayer identification number and address. As discussed under "Other Information--Tax Matters" below, the Trust may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption proceeds when non-corporate investors have not provided a certified taxpayer identification number.

      REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR

      Redemption by Letter. Redemptions may be made by letter to the Distributor specifying the dollar amount or number of shares to be redeemed, account number and the name of the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, each owner must sign).

      An investor may redeem shares in any amount by written request mailed to The Diversified Investors Funds Group at the following address:

      The Diversified Investors Fund Group
      Four Manhattanville Road
      Purchase, New York  10577

      Redemption by Wire or Telephone. An investor may redeem shares by wire or by telephone if it has checked the appropriate box on the Account Application.

These redemptions may be paid from the Trust by check or wire transfer. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application.

      REDEMPTION OF SHARES PURCHASED BY PLAN PARTICIPANTS. For investors who are Plan Participants, the proper form for a redemption request may vary in accordance with the terms of the underlying Plan through which a Qualified Investor or Plan Participant invests in the Trust. Plan Participants should contact their Plan administrator, if appropriate, or the Distributor at for further information on how to redeem shares of a Fund.

      SIGNATURE GUARANTEES

      To protect investors and the Trust from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Trust to be sure that the entity requesting redemption is the entity that is authorized to request redemption from that account. Signature guarantees are required for:
(1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than an investor's address as shown on the Trust's records; (2) any redemptions by mail which request that the proceeds be wired to a bank, (3) redemption requests for more than $50,000; and (4) requests to transfer the registration of shares to another owner. These requirements may be waived in certain instances.

      The Trust will accept signature guarantees from all institutions which are eligible to provide them under federal or state law, provided the individual giving the signature guarantee is authorized to do so. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature.


      EXCHANGE PRIVILEGES


      Subject to applicable legal constraints, investors may exchange their shares in a Fund for shares of any other series of the Trust at net asset value without a sales charge. An exchange may result in a change in the number of shares held, but not in the value of such shares immediately after the exchange. Each exchange involves the redemption of the shares to be exchanged and the purchase of the shares of the other series of the Trust. Plan Participants should contact their Plan administrator, if appropriate, for further information regarding exchanges. Investors should call the Distributor at (914) 697-8000 to effect exchanges. Some underlying Plans may provide for exchange privileges with other investment options available under such Plans. Underlying Plans which include fixed investment options issued by insurance companies may restrict or prohibit exchanges of shares of certain of the Funds for shares of other series of the Trust if the shares of the Fund to be exchanged have been purchased with monies withdrawn from any such fixed interest investment option. Some Plans may impose charges and additional restrictions.

      Investors subject to federal income tax who exchange shares in one Fund for shares in another Fund may recognize capital gain or loss for federal income tax purposes.

      The Trust reserves the right to terminate or modify the exchange privilege in the future. An investor considering an exchange should carefully read the Prospectus with respect to the Fund(s) being purchased in the exchange and consider the differences in investment objectives and policies before making an exchange.

      All investors and Plan Participants should be aware that redemption or exchange transactions authorized by telephone and reasonably believed to be genuine by the Trust or the Distributor may subject the investor or Plan Participant to risk of loss if such instruction is subsequently found not to be genuine. The Trust and the Distributor will employ reasonable procedures, including requiring investors to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that the Trust or the Distributor fail to use reasonable procedures to verify the genuineness of telephone instructions, they may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

      PERFORMANCE INFORMATION


      From time to time, the Trust may provide yield and/or total return quotations for any of the Funds and may also quote fund rankings in the relevant fund category from various sources, such as Russell Data Services (a division of Frank Russell Company), Lipper Analytical Services, Inc., Weisenberger Investment Company Service, Morningstar, Inc. and CDA. The current yield for a Fund will be calculated by dividing net investment income per share during a recent 30-day period by the net asset value per share on the last day of the period and annualizing the resulting quotient. Total return quotations will reflect the annual percentage change over stated periods in the value of an investment in a Fund. Yield reflects only net income as of a stated time, while total return reflects all components of investment return over a stated period of time. A Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which a Fund will calculate its yield and total return, see the Statement of Additional Information.

      Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's current yield or total return for any prior period should not be considered a representation of what an investment may earn or what an investor's yield or total return may be in any future period.


      The following tables set forth the average annual total returns of all institutional private accounts and collective investment vehicles managed by the Subadvisers to the Portfolios corresponding to the High Yield Bond Fund, Equity Value Fund, Aggressive Equity Fund and Growth & Income Fund with investment objectives, policies and restrictions substantially similar to each such Fund and its corresponding Portfolio and which have been managed as each Portfolio is expected to be managed. The data is provided to illustrate the past performance of the Subadvisers in managing substantially similar accounts as measured against specified market indices and does not represent the performance of such Funds. Investors should not consider this performance data as an indication of future performance of the Funds or their corresponding Subadvisers.

      The institutional private accounts and collective investment vehicles that are included in the Subadvisers' composites are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds or the Portfolios by 1940 Act or Subchapter M of the Code. Consequently, the performance results of the Subadvisers' composites could have been adversely affected if the institutional private accounts and collective investment vehicles included in the composites had been regulated as investment companies under the federal securities laws. Returns for each period are adjusted to assume that all charges, expenses and fees of each Fund and its corresponding Portfolio which are presently in effect were deducted during such periods. The investment results of the Subadvisers' composites presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Funds or an individual investing in any of the Funds. Investors should also be aware that the use of a methodology different from that used to calculate the performance data set forth below could result in different performance data.

Composite Performance for Delaware Investment Advisers, Subadviser to High Yield Bond Portfolio.

                   Subadviser's         Benchmark
                   composite (2)        Index (3)

1 Year (1)..............9.25%            10.85%

5 Years(1).............10.06%            12.73%

10 Years (1)............9.56%           ______%

Since inception (1)...______%           ______%

-----------------
(1)  Through December 31, 1996.
(2) Commencement of investment operations is June 30, 1985 for the Subadviser's composite.
(3)  The Benchmark Index is the Salomon Brothers High Yield Index.
     [Description].


Composite Performance for ARK Asset Management Co., Inc., Subadviser to Equity Value Portfolio.

                   Subadviser's         Benchmark
                   composite (2)        Index (3)

1 Year (1).............23.23%            21.64%

5 Years(1).............18.47%            17.26%

10 Years (1)...........15.82%            14.69%

Since inception (1)....17.06%            15.93%

-----------------
(1)  Through December 31, 1996.
(2) Commencement of investment operations is June 30, 1985 for the Subadviser's composite.
(3)  The Benchmark Index is the Russell 1000 Value Index.  [Description].

Composite Performance for McKinley Capital Management, Inc., Subadviser to Aggressive Equity Portfolio.

                   Subadviser's         Benchmark
                   composite (2)        Index (3)]

1 Year (1)............ 16.22%            11.26%

5 Years(1).............20.23%            11.69%

Since inception (1)....27.38%            12.09%

-----------------
(1)  Through December 31, 1996.
(2) Commencement of investment operations is September 30, 1990 for the Subadviser's composite.
(3)  The Benchmark Index is the Russell 2000 Growth Index.  [Description].


Composite Performance for Putnam Advisory Company, Inc., Subadviser to Growth & Income Portfolio since November 14, 1995.

                   Subadviser's         Benchmark
                   composite (2)        Index (3)

1 Year (1).............21.32%            23.25%

5 Years(1).............15.98%            15.26%

Since inception (1)....18.01%            16.44%

-----------------
(1)  Through December 31, 1996.
(2) Commencement of investment operations is March 31, 1989 for the Subadviser's composite.
(3) The Benchmark Index is the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is used as a broad-based measurement of changes in domestic stock market conditions and is based on the average performance of 500 widely held common stocks traded in the United States.

      Composite Performance for Chancellor LGT Asset Management, Inc., Subadviser to Equity Growth Portfolio since November 15, 1996.

                   Subadviser's         Benchmark
                   composite (2)        Index (3)

1 Year (1).............19.60%            23.12%

5 Years(1).............11.84%            13.38%

10 Years (1)...........17.55%            15.43%

Since inception (1)....17.93%            15.43%

-----------------
(1)  Through December 31, 1996.
(2) Commencement of investment operations is March 31, 1989 for the Subadviser's composite.
(3)  The Benchmark Index is the Russell 1000 Growth Index.  [Description].


                               OTHER INFORMATION

      NET ASSET VALUE


      The net asset value of shares of the Funds is determined each Fund Business Day. This determination is made once each day as of the close of regular trading on the NYSE, currently 4:00 p.m., New York time unless the NYSE closes earlier, by dividing the value of a Fund's net assets (i.e., the value of its investment in its Portfolio and other assets less its liabilities, including expenses payable or accrued) by the number of shares of the Fund outstanding at the time the determination is made.


      Each Portfolio values its assets based on their current market value when market quotations are available. Where market quotations are not available, assets are valued at fair value as determined in good faith under the direction of the Portfolio Series' Board of Trustees. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method which the Portfolio Series' Trustees have determined to constitute fair value for such securities.

      DISTRIBUTIONS

      The Funds intend to distribute all net investment income and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) to shareholders. Dividends from net investment income (which may include net short-term capital gains) and distributions from net capital gains, if any, are normally declared and paid once a year in December. "Net investment income" includes all dividends, interest and other income earned by a Fund, net of a Fund's expenses.

      All dividends and distributions declared by a Fund will be reinvested in additional shares of that Fund at net asset value determined on the business day immediately following the record date of the distribution. A Fund may make additional distributions if necessary to avoid a 4% federal excise tax on certain undistributed income and capital gain.

      TAX MATTERS


      The following discussion is for general information only and, specifically, does not purport to address the taxation of investors in all circumstances or of contributors to, participants in, and beneficiaries under any Qualified Investor. A prospective investor should consult with its own adviser as to the tax consequences of an investment in the Trust, including the state and local tax treatment of distributions from a Fund.

      Each Fund intends to elect to be, and to qualify to be treated as, a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Funds (through their interest in the Portfolios) must meet certain income, distribution and diversification requirements. Provided a Fund meets all such requirements, no entity level federal income or excise taxes will be required to be paid by that Fund on that part of its investment company taxable income (consisting generally of net income and net short-term capital gain, if any) and net capital gain that is distributed to shareholders. A Fund's foreign source income may, however, be subject to foreign taxes withheld at the source. The Trust is organized as a Massachusetts business trust, and under current law the Funds will not be liable for any income or franchise tax in the Commonwealth of Massachusetts as long as the Funds qualify as regulated investment companies under the Code. The Portfolios will also not be required to pay any federal income or excise taxes.


      Retirement plans satisfying all conditions applicable to them under the Code which invest in the Fund generally will not be subject to federal tax liability on either distributions from the Funds or redemptions of shares of the Funds. Rather, participants in such Plans will be taxed when they begin taking distributions from the investing Plan in accordance with the rules under the Code governing the taxation of such distributions. Qualified Investors otherwise generally exempt from federal taxation of their income might nevertheless be taxed on distributions of the Funds, and on any gain realized on redemption of Fund shares, where the Qualified Investor is subject to the unrelated business taxable income provisions of the Code with respect to its investment in the Funds because, e.g., its acquisition of shares in a Fund was financed with debt.


      Individual and institutional investors, and Qualified Investors which for any reason prove not to be exempt from federal income taxation, will be subject to tax on distributions received from the Funds irrespective of the fact that such distributions are reinvested in additional shares. Distributions to such investors, other than of net capital gains, will be taxable as ordinary income; distributions of net capital gains would be taxable to such Investors as long-term capital gain without regard to the length of time they have held shares in a Fund. A portion of the dividends received from a Fund investing in corporate stocks (but none of that Fund's capital gain distributions) may qualify for the dividends-received deduction for corporations. Certain distributions declared in October, November or December of a calendar year and paid to an investor which is subject to tax on the distribution in January of the succeeding calendar year are taxable to such investor as if paid on December 31 of the year in which they were declared. Fund distributions will reduce a Fund's net asset value per share. Shareholders who buy shares shortly before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a distribution, subject to tax in the case of investors otherwise subject to income taxation.

      Shortly after the end of each calendar year, each investor other than a Qualified Investor will receive a statement setting forth the federal income tax status of all distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing return of capital (which is free of current taxes but results in a basis reduction) and the amount, if any, of federal income tax withheld. Each Fund intents to withhold U.S. federal income tax at the rate of 30% on distributions and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. Each fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable distributions and redemption proceeds paid to any investor (including investors who are neither citizens nor residents of the U.S.) who does not furnish to the Fund certain information and certifications or is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments which have been subject to 30% withholding.


      The foregoing is only a summary of some of the important federal tax considerations generally affecting the Trust and its shareholders. Please refer to the Statement of Additional Information for a more extensive discussion. In addition, there may be other federal, state or local tax considerations applicable to a particular investor. Prospective shareholders are urged to consult their own tax advisers concerning the tax consequences of an investment in the Trust.

      EXPENSES

      The respective expenses of the Trust and the Portfolio Series include the compensation of their respective Trustees who are not affiliated with the Adviser or any Subadviser; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust or the Portfolio Series; insurance premiums; and expenses of calculating the net asset value of, and the net income on, interests in the Portfolios and shares of the Funds.

      Expenses of the Trust also include all fees under its Administrative Services Agreement; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses of shareholder and Trustee meetings; expenses relating to the issuance, registration and qualification of shares of the Funds and the preparation, printing and mailing of prospectuses for such purposes; and membership dues in the Investment Company Institute allocable to the Trust.

      Expenses of the Portfolio Series also include expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio Series' custodian for all services to the Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees; and the advisory fees payable to the Adviser under the Advisory Agreements.

      For the fiscal year ended December 31, 1996, the total expenses of each Fund and its corresponding Portfolio after any applicable fee waivers and expense reimbursements as a percentage of a Fund's average daily net assets were as follows:

Fund(1)                                   Total expenses(2)

Money Market Fund                         0.800%
High Quality Bond Fund                    1.000%
Intermediate Government Bond Fund         1.000%
Government/Corporate Bond Fund            0.990%
High-Yield Bond Fund                      1.100%
Balanced Fund                             1.100%
Equity Income Fund                        0.990%
Equity Value Fund                         1.100%
Growth & Income Fund                      1.150%
Equity Growth Fund                        1.250%
Special Equity Fund                       1.500%
Aggressive Equity                         1.500%
International Equity Fund                 1.400%


(1) The Equity Value and Aggressive Equity Funds have been in operation for less than a full year; total expenses represent annualized total expenses for their respective initial fiscal periods ended December 31, 1996. The types of expenses for which the Equity Value and Aggressive Equity Funds will be responsible are listed above under "Expenses".


(2) The Adviser is currently waiving a portion of its fees and reimbursing certain expenses. See "Expense Summary" on page [ ] for a discussion of the fee waivers and expense reimbursements currently in effect.


      DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.00001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The Trust reserves the right to create and issue additional series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series.

      Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required to hold, and has no current intention of holding, annual meetings of shareholders although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shares of each Fund are entitled to vote separately to approve amendments to the Trust's distribution plan or changes in fundamental investment policies or restrictions for that Fund, but shares of all Funds will vote together in the election or selection of Trustees and independent accountants for the Trust. If requested to do so by 10% of the Trust's outstanding shares, a meeting of Trust shareholders will be called for the purpose of voting on the removal of a Trustee or Trustees. The Trust will assist in shareholder communications as required by Section 16(c) of the 1940 Act.

      The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trustees of the Trust believe that the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and a Fund itself was unable to meet its obligations.

      The Portfolio Series is organized as a trust under the laws of the State of New York. The Portfolio Series' Declaration of Trust provides that each Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Portfolio. However, the Trustees of the Trust believe that the risk of the Funds incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. For more information regarding the Trustees of the Trust and the Portfolio Series, see "Management of the Trust and Portfolio Series" in the Statement of Additional Information. The interests in the Portfolio Series are divided into the separate Portfolios. Investors in each Portfolio will vote separately or together in the same manner as shareholders of the Funds will vote with respect to the Trust.

      Each investor in a Portfolio, including the Trust, may add to or reduce its investment in a Portfolio on each day the Adviser and applicable Subadviser or Subadvisers are open for business ("Portfolio Business Day"). As of the close of regular trading on the NYSE, currently 4:00 p.m., New York time, on each such day, the value of each investor's beneficial interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of 4:00 p.m., New York time, on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m., New York time, on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected as of 4:00 p.m., New York time, on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m., New York time, on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m., New York time, on the following Portfolio Business Day.


      The Trust's Statement of Additional Information, dated [ ], 1997, contains more detailed information about the Trust and the Portfolio Series, including information related to (i) investment policies and restrictions, (ii) the Trustees, officers, Adviser, Subadvisers and Administrator, (iii) portfolio transactions and brokerage commissions, (iv) the Funds' shares, including rights and liabilities of shareholders, (v) additional performance information, including the method used to calculate yield and total rate of return and (vi) the determination of the net asset value of shares of the Funds.

      TABLE OF CONTENTS                                PAGE


      Expense Summary                                   ____

      Prospectus Summary                                ____

      Condensed Financial Information                   ____

      Investment Objectives and Policies of the Funds   ____

      Certain Investment Techniques and Restrictions    ____

      Master-Feeder Structure                           ____

      Management of the Trust and Portfolio Series      ____

      Purchases and Redemptions of Shares               ____

      Other Information                                 ____


      No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectus, Statement of Additional Information or official sales literature in connection with the offering of the Funds' shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                     THE DIVERSIFIED INVESTORS FUNDS GROUP


               Four Manhattanville Road, Purchase, New York 10577
                                 (914) 697-8000

                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED __________, 1997


THE DIVERSIFIED INVESTORS FUNDS GROUP

Diversified Investors Money Market Fund
Diversified Investors High Quality Bond Fund
Diversified Investors Intermediate Government Bond Fund
Diversified Investors Government/Corporate Bond Fund
Diversified Investors High-Yield Bond Fund
Diversified Investors Balanced Fund
Diversified Investors Equity Income Fund
Diversified Investors Equity Value Fund
Diversified Investors Growth & Income Fund
Diversified Investors Equity Growth Fund
Diversified Investors Special Equity Fund
Diversified Investors Aggressive Equity Fund
Diversified Investors International Equity Fund

      The Diversified Investors Funds Group (the "Trust") is comprised of thirteen funds. This Statement of Additional Information describes the shares of each such fund, including Diversified Investors Money Market Fund (the "Money Market Fund"), Diversified Investors High Quality Bond Fund (the "High Quality Bond Fund"), Diversified Investors Intermediate Government Bond Fund (the "Intermediate Government Bond Fund"), Diversified Investors Government/Corporate Bond Fund (the "Government/Corporate Bond Fund"), Diversified Investors High-Yield Bond Fund (the "High-Yield Bond Fund"), Diversified Investors Balanced Fund (the "Balanced Fund"), Diversified Investors Equity Income Fund (the "Equity Income Fund"), Diversified Investors Equity Value Fund (the "Equity Value Fund"), Diversified Investors Growth & Income Fund (the "Growth & Income Fund"), Diversified Investors Equity Growth Fund (the "Equity Growth Fund"), Diversified Investors Special Equity Fund (the "Special Equity Fund"), Diversified Investors Aggressive Equity Fund ("Aggressive Equity Fund") and Diversified Investors International Equity Fund (the "International Equity Fund") (each a "Fund", and collectively the "Funds").

TABLE OF CONTENTS                                                          PAGE


The Trust..................................................................  __
Investment Objective, Policies and Associated Risk Factors of the Funds....  __
Performance Information....................................................  __
Determination of Net Asset Value; Valuation of Securities .................  __
Management of the Trust and Portfolio Series...............................  __
Taxation...................................................................  __
Distribution Plan..........................................................  __
Independent Accountants....................................................  __
Description of the Trust; Fund Shares......................................  __
Experts....................................................................  __
Financial Statements.......................................................  __
Appendix...................................................................  __

The Diversified Investors Funds Group
Four Manhattanville Road
Purchase, New York 10577
914-697-8000


      This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus dated _______, 1997, as amended from time to time (the "Prospectus"). This Statement of Additional Information should be read only in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting Diversified Investors Securities Corp. ("DISC"), the Funds' Distributor, at the address and telephone number shown above for The Diversified Investors Funds Group. Terms used but not defined herein, which are defined in the Prospectus, are used herein as defined in the Prospectus.


      THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                     THE DIVERSIFIED INVESTORS FUNDS GROUP

                                   THE TRUST


      The Trust is an open-end diversified management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 23, 1993. Shares of the Trust are divided into thirteen separate series described herein. Each such series or Fund seeks to achieve its investment objective by investing all of its Assets in a corresponding Portfolio, as follows:


                                         CORRESPONDING NAME OF PORTFOLIO
DIVERSIFIED INVESTORS FUND NAME          IN DIVERSIFIED INVESTORS PORTFOLIOS

Money Market Fund......................  Money Market Portfolio
High Quality Bond Fund.................  High Quality Bond Portfolio
Intermediate Government Bond Fund......  Intermediate Government Bond Portfolio
Government/Corporate Bond Fund.........  Government/Corporate Bond Portfolio
High-Yield Bond Fund...................  High-Yield Bond Portfolio
Balanced Fund..........................  Balanced Portfolio
Equity Income Fund.....................  Equity Income Portfolio
Equity Value Fund......................  Equity Value Portfolio
Growth & Income Fund...................  Growth & Income Portfolio
Equity Growth Fund.....................  Equity Growth Portfolio
Special Equity Fund....................  Special Equity Portfolio
Aggressive Equity Fund.................  Aggressive Equity Portfolio
International Equity Fund..............  International Equity Portfolio

      As of the date hereof, there are no other active series of the Trust. However, additional series may be added from time to time. Each of the Portfolios is a series of Diversified Investors Portfolios (the "Portfolio Series").

     The investment adviser of each Portfolio is Diversified Investment Advisors, Inc. ("Diversified" or the "Adviser"). The subadviser (the "Subadviser") of each Portfolio is set forth in the table below.

                                         CORRESPONDING
FUND                                     PORTFOLIO SUBADVISER


Money Market Fund....................  1740 Advisers, Inc.
High Quality Bond Fund...............  Merganser Capital Management Corporation
Intermediate Government Bond Fund....  1740 Advisers, Inc.
Government/Corporate Bond Fund.......  1740 Advisers, Inc.
High-Yield Bond Fund.................  Delaware Investment Advisers
Balanced Fund........................  Institutional Capital Corporation
Equity Value Fund....................  ARK Asset Management Co., Inc.
Equity Income Fund...................  1740 Advisers, Inc.
Growth & Income Fund.................  Putnam Advisory Company, Inc.
Equity Growth Fund...................  Chancellor LGT Asset Management, Inc.
Special Equity Fund..................  See below1
Aggressive Equity Fund...............  McKinley Capital Management, Inc.
International Equity Fund............  Capital Guardian Trust Company

--------------------
1Diversified Investors Special Equity Fund has four Subadvisers: Pilgrim Baxter & Associates; Ark Asset Management Co., Inc.; Liberty Investment Management, a division of Goldman Sachs Asset Management; and Westport Asset Management, Inc.


     As to each Portfolio, the Adviser and its Subadviser or Subadvisers are referred to herein collectively as the "Advisers."

                       INVESTMENT OBJECTIVE, POLICIES AND
                            ASSOCIATED RISK FACTORS

                             INVESTMENT OBJECTIVES

      The investment objective of each Fund and Portfolio is described in the Funds' Prospectus. There can, of course, be no assurance that a Fund or its corresponding Portfolio will achieve their investment objective.

                              INVESTMENT POLICIES

      Each Fund seeks to achieve its investment objective by investing all of its Assets in its corresponding Portfolio, as shown above. The Trust may withdraw a Fund's investment from its Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.

      Since the investment characteristics of each Fund correspond directly to those of its corresponding Portfolio, the following supplements the discussions of the various investments of and techniques employed by the Portfolios set forth in the Prospectus of the Funds.

BANK OBLIGATIONS


      Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

      Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit ("CDs") and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

      Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

      In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

      In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Advisers carefully evaluate such investments on a case-by-case basis.

U.S. GOVERNMENT AND AGENCY SECURITIES

      Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A Portfolio will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal.

COMMERCIAL PAPER

      Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      The Portfolios may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

      OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

      PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2), which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction.

      LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. Unlike "open market" and "privately placed" commercial paper, "letter of credit" paper has no limitations on purchases.

VARIABLE RATE AND FLOATING RATE SECURITIES

      The Portfolios may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if the Advisers determine that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The Advisers, on behalf of a Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Portfolio. The Portfolios will not invest more than 15% (10% in the case of the Money Market Portfolio) of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

      A Portfolio may purchase from financial institutions participation interests in securities in which such Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Advisers must have determined that the instrument is of comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of the Portfolio's participation interest in the security, plus accrued interest. As to these instruments, a Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Portfolio will not invest more than 15% (10% in the case of the Money Market Portfolio) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions" below.

ILLIQUID SECURITIES

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

      The Securities and Exchange Commission (the "SEC") has recently adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

      The Advisers will monitor the liquidity of Rule 144A securities for each Portfolio under the supervision of the Portfolio Series' Board of Trustees. In reaching liquidity decisions, the Advisers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security,
(2) the number of dealers and other potential purchasers wishing to purchase or sell the security, (3) dealer undertakings to make a market in the security and
(4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

UNSECURED PROMISSORY NOTES

      A Portfolio also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Portfolio's investment objective. The Notes purchased by the Portfolio will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees of the Portfolio Series to present minimal credit risks and will meet the quality criteria set forth above under "Investment Policies." The Portfolio will invest no more than 15% (10% in the case of the Money Market Portfolio) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Portfolio cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

      Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Portfolio's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Portfolio may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Portfolios are fully collateralized, with such collateral being marked to market daily.

      The Portfolios may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities.


FOREIGN SECURITIES--ALL PORTFOLIOS


      The Portfolios may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Portfolio, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

      It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Portfolio's assets may be released prior to receipt of payment, may expose a Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

FOREIGN SECURITIES--MONEY MARKET PORTFOLIO


      The Money Market Portfolio may invest in the following foreign securities: (i) U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks (such as Eurodollar CDs, which are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States; Eurodollar TDs ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank; and Canadian TDs, which are essentially the same as ETDs except they are issued by branches of major Canadian banks), (ii) high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations, (including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer) and (iii) U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Advisers to be of comparable quality to the other obligations in which the Money Market Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.


FOREIGN SECURITIES--PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO


      Not more than 5% of a Portfolio's assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses. Securities of foreign issuers include investments in sponsored American Depository Receipts ("ADRs"). ADRs are depository receipts for securities of foreign issuers and provide an alternative method for a Portfolio to make foreign investments. These securities will not be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

      The Portfolios may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      Because some Portfolios may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolios from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolios either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

      A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      The Portfolios may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. With respect to Portfolios other than the International Equity Portfolio consideration of the prospect for currency parities will be incorporated into the Advisers' long-term investment decisions. Therefore these Portfolios will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Advisers believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

      While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.


      The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

      The Portfolios may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Portfolio which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Portfolio) of the Portfolio's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

      The Portfolios may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Portfolios would take delivery of such securities. When a Portfolio commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Portfolio establishes procedures consistent with the relevant policies of the SEC. Since those policies currently recommend that an amount of a Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Portfolio expects always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although a Portfolio does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a Portfolio determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, a Portfolio would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

ZERO COUPON OBLIGATIONS

      A Portfolio may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since dividend income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Portfolio may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--
  PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO


      General. The successful use of such instruments draws upon the Advisers' skill and experience with respect to such instruments. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

      Futures Contracts. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

      Purchases or sales of stock index futures contracts are used to attempt to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices. For example, the Portfolio may sell stock index futures contracts in anticipation of or during a decline in the market value of the Portfolio's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

      At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

      Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

      The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in a Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

      Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

      The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisers may still not result in a successful transaction.

      In addition, futures contracts entail risks. Although the Advisers believe that use of such contracts will benefit the Portfolios, if the Advisers' investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

      Options on Futures Contracts. The Portfolios intend to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

      The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

      The Board of Trustees of the Portfolio Series has adopted the requirement that futures contracts and options on futures contracts be used either (i) as a hedge without regard to any quantitative limitation, or (ii) for other purposes to the extent that immediately thereafter the aggregate amount of margin deposits on all (non-hedge) futures contracts of the Portfolio and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Portfolio does not exceed 5% of the market value of the total assets of the Portfolio. In addition, the aggregate market value of the outstanding futures contracts purchased by the Portfolio may not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Portfolio Series' Board of Trustees without considering the policies and concerns of the various applicable federal and state regulatory agencies.

      Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

      A Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      The Portfolios intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

      The Portfolios also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

      Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.


      In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS ON SECURITIES--PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO


      The Portfolios may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options"). However, a Portfolio may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

      When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

      When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

      A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

      When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

      A Portfolio may purchase call and put options on any securities in which it may invest. A Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

      A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options also may be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. A Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

      The Portfolios have adopted certain other nonfundamental policies concerning option transactions which are discussed below. A Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

      The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

      The Portfolios may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolios will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisers will monitor the creditworthiness of dealers with whom a Portfolio enters into such options transactions under the general supervision of the Portfolio Series' Trustees.


OPTIONS ON SECURITIES INDICES--PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO


      In addition to options on securities, the Portfolios may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

      Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolios generally will only purchase or write such an option if the Advisers believe the option can be closed out.

      Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolios will not purchase such options unless the Advisers believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

      Price movements in the Portfolios' securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisers may be forced to liquidate portfolio securities to meet settlement obligations.


SHORT SALES "AGAINST THE BOX"--PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO


      In a short sale, a fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Portfolio may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Portfolio engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Portfolio maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.

      The Portfolios will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Portfolio wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Portfolio owns. There are certain additional transaction costs associated with short sales against the box, but the Portfolios endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

      As a nonfundamental operating policy, the Advisers do not expect that more than 40% of a Portfolio's total assets would be involved in short sales against the box. The Advisers do not currently intend to engage in such sales.

CERTAIN OTHER OBLIGATIONS

      In order to allow for investments in new instruments that may be created in the future, upon the Trust supplementing the Prospectus, a Portfolio or Portfolios may invest in obligations other than those listed previously, provided such investments are consistent with a Fund's and its corresponding Portfolio's investment objective, policies and restrictions.

RATING SERVICES

      The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisers also make their own evaluations of these securities, subject to review by the Board of Trustees of the Portfolio Series. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to dispose of the obligation, but the Advisers will consider such an event in their determination of whether a Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectus is set forth in the Appendix to this Statement of Additional Information.

      Except as stated otherwise, all investment policies and restrictions described herein are nonfundamental, and may be changed without prior shareholder approval.

                            INVESTMENT RESTRICTIONS

      The following investment restrictions are "fundamental policies" of each Fund and each Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of a Portfolio, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by that Fund's shareholders. If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Portfolio's total assets or the value of a Portfolio's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

      As a matter of fundamental policy, no Portfolio (or Fund) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objective as that Fund):

           (1) borrow money or mortgage or hypothecate assets of the Portfolio
      (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

           (2) underwrite securities issued by other persons except insofar as the Portfolio Series or the Portfolio (the Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

           (3) make loans to other persons except (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately;

           (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Portfolio Series (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

           (5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the Money Market Portfolio (Money Market Fund) reserves the freedom of action to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks); or

           (6) issue any senior security (as that term is defined in the 1940
      Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.


      Non-Fundamental Restrictions. Each Portfolio (or the Trust, on behalf of each Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objective as that
Fund):

           (i) borrow money for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its assets;

           (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) net assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, reverse repurchase agreements, when-issued securities and other similar investment techniques are not considered a pledge of assets for purposes of this restriction;

           (iii)purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

           (iv) invest for the purpose of exercising control or management;

           (v) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause
      (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more that 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund); and provided further that the Portfolio (Fund) may not purchase any security from any open-end investment company;

           (vi) purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio (Fund) to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

           (vii)purchase or retain in the Portfolio's (Fund's) portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio Series (Trust), or is an officer or partner of the Adviser or Subadviser, if after the purchase of the securities of such issuer for the Portfolio
      (Fund) one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

           (viii) invest more than 5% of the Portfolio's (Fund's) net assets in warrants or rights (valued at the lower of cost or market), but not more than 2% of the Portfolio's (Fund's) net assets may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange;

           (ix) make short sales of securities or maintain a short position (excluding short sales if the Portfolio (Fund) owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Portfolio's (Fund's) net assets (taken at market value); provided, however, that the value of the Portfolio's (Fund's) short sales of securities (excluding U.S. Government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Portfolio's (Fund's) net assets or more than 2% of the securities of any class of any issuer; or

           (x) enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable (which securities would include participation interests that are not subject to the demand feature described in the Fund's then-current Prospectus and floating and variable rate demand obligations as to which no secondary market exists and the Portfolio cannot exercise the demand feature described in the Fund's then-current Prospectus on not more than seven days' notice), if, in the aggregate, more than 15% (10% in the case of the Money Market Portfolio(Fund)) of its net assets would be so invested. A Portfolio (Fund) may not invest in TDs maturing in more than seven days.

      Policies (i) through (x) may be changed by the Board of Trustees of the Portfolio Series or the Trust.


                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Portfolio if the Advisers believe that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective.

      A Portfolio's purchase and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Portfolios do not anticipate paying brokerage commissions in such transactions. Any transactions for which a Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.


      Allocations of transactions, including their frequency, to various dealers is determined by the Subadvisers in their best judgment and in a manner deemed to be in the best interest of the investors in a Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.


      Investment decisions for a Portfolio will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisers or their affiliates. If, however, a Portfolio and other investment companies or accounts managed by the Subadvisers are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for a Portfolio and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Subadvisers whose investment portfolios are managed internally, rather than by the Subadvisers, might seek to purchase or sell the same type of investments at the same time as a Portfolio. Such an event might also adversely affect that Portfolio.


      The following Portfolios paid the approximate brokerage commissions indicated for the fiscal years noted below:

Balanced Portfolio:
      Fiscal year ended December 31, 1994: $[      ].
      Fiscal year ended December 31, 1995: $[      ].
      Fiscal year ended December 31, 1996: $[      ].

Equity Income Portfolio
      Fiscal year ended December 31, 1994: $[      ].
      Fiscal year ended December 31, 1995: $[      ].
      Fiscal year ended December 31, 1996: $[      ].

Equity Value Portfolio
      Fiscal year ended December 31, 1996: $[      ].

Growth & Income Portfolio
      Fiscal year ended December 31, 1994: $[      ].
      Fiscal year ended December 31, 1995: $[      ].
      Fiscal year ended December 31, 1996: $[      ].

Equity Growth Portfolio
      Fiscal year ended December 31, 1994: $[      ].
      Fiscal year ended December 31, 1995: $[      ].
      Fiscal year ended December 31, 1996: $[      ].

Special Equity Portfolio
      Fiscal year ended December 31, 1994: $[      ].
      Fiscal year ended December 31, 1995: $[      ].
      Fiscal year ended December 31, 1996: $[      ].

Aggressive Equity Portfolio
      Fiscal year ended December 31, 1996: $[      ].

International Equity Portfolio
      Fiscal year ended December 31, 1996: $[      ].

                            PERFORMANCE INFORMATION

MONEY MARKET FUND

      For the Money Market Fund, yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Money Market Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Money Market Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

      Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held by the Money Market Portfolio, portfolio maturity and operating expenses. An investor's principal in the Money Market Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Money Market Fund's price per share is determined.

      From time to time, the Money Market Fund in its advertising and sales literature may refer to the growth of assets managed or administered by the Adviser over certain time periods.

      Comparative performance information may be used from time to time in advertising or marketing the Money Market Fund's shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report. Morningstar, Inc., CDA and other publications.


      The annualized current seven-day yield of the Money Market Fund for the year ended December 31, 1996 was 5.16%. For the same period the annualized effective seven-day yield, based upon dividends declared daily and reinvested monthly, of the Money Market Fund was 5.30%.


ALL FUNDS

                        STANDARD PERFORMANCE INFORMATION

      From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner for each Fund:

           TOTAL RETURN: The Fund's total return will be calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total return assuming an initial account value of $1,000 and/or (ii) total rates of return which represent aggregate performance over a period of year-by-year performance.

           YIELD: The Fund's yield quotation will be based on the annualized net investment income per share of the Fund over a 30-day period. The current yield for the Fund is calculated by dividing the net investment income per share of the Fund earned during the period by the net asset value per share of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest earned during the period, minus accrued expenses for the period, by (ii) the average number of Fund shares entitled to receive dividends during the period multiplied by the net asset value per share on the last day of the period.


      Total returns calculated for any of the following Funds for any period which includes a period prior to the "reorganization date" will reflect the performance of the corresponding Pooled Separate Account. The "reorganization date" is the date on which the corresponding Pooled Separate Account of The Mutual Life Insurance Company of New York ("MONY") set forth below contributed all of its assets to the corresponding Portfolio of Diversified Investors Portfolios in which the corresponding Fund invests its assets:


FUND                                MONY POOLED SEPARATE ACCOUNT

Money Market......................  Pooled Account No. 4
High Quality Bond.................  Pooled Account No. 15
Intermediate Government Bond......  Pooled Account No. 10d
Government/Corporate Bond.........  Pooled Account No. 5
Balanced..........................  Pooled Account No. 14
Equity Income.....................  Pooled Account No. 6
Growth & Income...................  Pooled Account No. 10a
Equity Growth.....................  Pooled Account No. 1
Special Equity....................  Pooled Account No. 10b
International Equity..............  Pooled Account No. 12


     Such total returns calculated for each of the Funds listed above will reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account adopted investment objectives, policies and practices substantially similar to those of the corresponding Portfolio of the Fund. All total return percentages for such periods will reflect the historical rates of return of the corresponding Pooled Separate Account for such period adjusted to assume that all charges, expenses and fees of the applicable Fund which are presently in effect were deducted during such period. The corresponding Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment restrictions imposed by that Act. If the corresponding Pooled Separate Accounts had been registered under that Act, investment performance might have been adversely affected.

     As of December 31, 1996, the average annual total returns for each of the following Funds, including the pooled accounts noted above, were as follows:

                                                                      FOR THE
                               FOR THE  FOR THE  FOR THE  FOR THE  PERIOD SINCE
                                YEAR    3 YEARS  5 YEARS  10 YEARS   INCEPTION
                                ENDED    ENDED    ENDED     ENDED     THROUGH
FUND                          12/31/96 12/31/96 12/31/96  12/31/96    12/31/96

Money Market.................   4.87%    4.61%     3.9%      5.5%      7.81%
High Quality Bond............   4.51%    5.54%    5.64%       N/A      6.73%
Intermediate Government Bond.   3.61%    4.82%    5.67%       N/A      7.18%
Government/Corporate Bond....   2.74%    6.07%    7.35%      8.0%      8.85%
High Yield Bond..............  10.11%      N/A      N/A       N/A     11.55%
Balanced.....................  16.39%   13.98%      N/A       N/A     13.76%
Equity Income................  17.91%   16.47%   14.71%    13.08%     13.87%
Equity Value.................     [ ]      N/A      N/A       N/A        [ ]
Growth & Income..............  21.61%   15.75%   13.17%    13.53%     13.52%
Equity Growth................  17.93%   13.40%      N/A       N/A     12.20%
Special Equity...............  25.76%   21.17%   16.81%    17.01%     16.13%
Aggressive Equity............     [ ]      N/A      N/A       N/A        [ ]
International Equity.........  15.24%   10.87%      N/A       N/A     15.73%

     Any yield or total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the Portfolio. These factors and possible differences in the methods used to calculate yields and total return should be considered when comparing the yield and total return of the Fund to yields and total rates of return published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.


                         COMPARISON OF FUND PERFORMANCE

     Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

     In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. A Portfolio may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning a Fund. Sources for a Fund's performance information may include, but are not limited to, the following:

           Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

           Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

           Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

           Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

           Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

           Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average" and "Donoghue's Government Money Fund Average."

           Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

           Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

           Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

           Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

           Investor's Daily, a daily newspaper that features financial, economic and business news.

           Lipper Analytical Services, Inc.'s Mutual Fund
      Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

           Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

           New York Times, a nationally distributed newspaper which regularly covers financial news.

           Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

           Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

           Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

           U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

           Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

           Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

           Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

           World Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

           DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

      The Trust determines the net asset value of the shares of each Fund each day that the Advisers of the corresponding Portfolio are open for business. (As a result, a Fund will normally determine its net asset value every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This daily determination of net asset value is made as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York time unless the Exchange closes earlier, by dividing the total assets of a Fund less all of its liabilities, by the total number of shares of a Fund outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order. (See "Purchases and Redemptions of Shares" in the Prospectus.)

      Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Portfolio Series.

      Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the ask price on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which approximates fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities

(other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

      Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of discount (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

      Any assets or liabilities initially denominated in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board of Trustees, in good faith, will establish a conversion rate for such currency.

      A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Portfolio Series' Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Portfolio could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

      Each investor in each Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day that the Adviser and the Subadviser of the Portfolio are open for business. As of 4:00 p.m. (New York time) (or any earlier close of regular trading on the Exchange) on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of 4:00 p.m. on the following day the New York Stock Exchange is open for trading.

                  MANAGEMENT OF THE TRUST AND PORTFOLIO SERIES

      The respective Trustees and officers of the Trust and the Portfolio Series and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Series, as the case may be. Unless otherwise indicated, the address of each Trustee and officer of the Trust and the Portfolio Series is Four Manhattanville Road, Purchase, New York 10577.

                             TRUSTEES OF THE TRUST


Donald E. Flynn*........  Vice President, AEGON USA, Inc., 1988 to present;
                          Executive Vice President, AEGON USA Investment Management, Inc., 1988 to present; Vice President, AEGON USA Managed Portfolios, Inc., 1988 to present. Age: 56.

Robert Lester Lindsay...  Retired; Executive Vice President, The Mutual Life
                          Insurance Company of New York (prior to July 1989); His address is Two Huguenot Center, Tenafly,
                          New Jersey 07670-2520.  Age: 62.

Nikhil Malvania.........  Partner, Deaner-Malvania Associates (since 1991);
                          Manager and Vice President, Strategic Planning Associates (prior to 1991). His address is 88 Perry Street, New York, New York 10014. Age: 45.

Joyce Galpern Norden....  5/95 to present--Co-Director, Urman's Health Clinical
                          Research Program Medical Center, University of Pennsylvania. 10/93 to 5/95--Foundations Director, American Jewish Committee. 2/91 to 9/93--Executive Director, Food-People Allied to Combat Hunger Inc. Her address is Nine Evergreen Way, North Tarrytown, New York 10591. Age: 57.

Tom A. Schlossberg*.....  President, Diversified, 10/92 to present; Executive
                          Vice President and Head of Pension Operations, The Mutual Life Insurance Company of New York, 1/93 to 12/93. Age: 47.


                        TRUSTEES OF THE PORTFOLIO SERIES

     In addition to the Trustees below, Messrs. Schlossberg and Flynn serve as Trustees of the Portfolio Series.


Neal M. Jewell..........  1/95 to present--Consultant.  11/91 to 1/95,
                          Executive Vice President, 1/90 to 10/91--Director of Overseas Pensions, American International Group Asset Management. His address is 355 Thornridge Drive, Stamford, Connecticut 06903. Age: 62.

Eugene M. Mannella......  Vice President, Investment Management Services, Inc.
                          (since August 1993); Senior Vice President, Lehman Brothers Inc. (May 1986 to August 1993). His address is Two Orchard Neck Road, Center Moriches,
                          New York 11934.  Age: 43.

Patricia L. Sawyer......  Executive Vice President and Director, Robert L.
                          Smith & Co. (since July 1990); Vice President, American Express (September 1988 to July 1990). Her address is 256 West 10th Street, New York, New York 10014. Age: 46.


                                    OFFICERS

     Mr. Schlossberg is President, Chief Executive Officer and Chairman of the Board and Mr. Flynn is Vice President of the Trust and the Portfolio Series. Each other officer also holds the same position indicated with the Trust and the Portfolio Series.


Robert F. Colby.........  Secretary; Vice President and Chief Corporate
                          Counsel, Mutual Life Insurance Company of New York, 4/93 to 12/93; Vice President and General Counsel, Diversified, 11/93 to present; Vice President of DISC, 11/93 to present. Age: 41.

Alfred C. Sylvain.......  Treasurer and Assistant Secretary; Vice President and
                          Treasurer of Diversified, 11/93 to present; Treasurer of DISC., 11/93 to present; Vice President, Mutual Life Insurance Company of New York, 1/91 to present.
                          Age: 45.

John F. Hughes..........  Assistant Secretary; Senior Counsel, Mutual Life
                          Insurance Company of New York, 1/88 to present; Vice President and Senior Counsel, Diversified, 11/93 to present; Assistant Secretary, DISC. 11/93 to present.
                          Age: 56.


     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers as described below under "Description of the Trust; Fund Shares."

                        PRINCIPAL HOLDERS OF SECURITIES


     At April 1, 1997, the following investors held more than 5% of the outstanding shares of the following Funds.

Money Market Fund: Paula C. Mister, 3101 Jackson Ridge Court, Phoenix, MD 21131 (___ shares owned-- ___%), Patrick L. Applegate, 4001 Chesley Avenue, Baltimore, MD 21206 (___ shares owned--___%); Joanne Green, 34 Barton Hill, Hampton, Connecticut 06424 (___ shares owned--___%).

Government/Corporate Bond Fund: Henry L. Gutman, 7704 Crossland Road, Baltimore, MD 21208 (____ shares owned--____%); Helen P. Sigwad, 6G Fallen Tree Court, Relay, MD 21227 (____ shares owned--____%).

Balanced Fund: David R. Berger, 360 Leatherwood Place, Baltimore, MD 21237 (____ shares owned-- ___%).

Equity  Income  Fund:  Suzanne  S. Stuntz,   5506  Southbend  Road,
Baltimore, MD 21209 (____ shares owned--____%).

Growth & Income Fund: Henry L. Gutman, 7704 Crossland Road, Baltimore, MD 21208 (____ shares owned--____%).

Special  Equity  Fund:   Jack  Blair,   13008   Coverbridge   Road,
Cellarsburg, IN 47172 (____ shares owned-- ___%).

     At April 1, 1997, AUSA Life Insurance Company, Inc. ("AUSA"), Four Manhattanville Road, Purchase, New York 10577 and The Mutual Life Insurance Company ("MONY"), 1740 Broadway, New York, New York 10019 owned the following percentage interests of the outstanding beneficial interests of the Portfolios indicated (all such interests being held in separate accounts of AUSA and MONY, respectively):


                                                  AUSA        MONY


Money Market                                      ____%       ____%
High Quality Bond                                 ____        ____
Intermediate Government Bond                      ____        ____
Government/Corporate Bond                         ____        ____
High-Yield Bond                                   ____        ____
Balanced                                          ____        ____
Equity Income                                     ____        ____
Growth & Income                                   ____        ____
Equity Growth                                     ____        ____
Special Equity                                    ____        ____
International Equity                              ____        ____

                                  COMPENSATION


      For the fiscal year ended December 31, 1996, the Trust provided the following compensation to its Trustees.


                                                  TOTAL
                                               COMPENSATION
                          AGGREGATE          FROM THE TRUST AND
   NAME OF               COMPENSATION          FUND COMPLEX
   PERSON,                   FROM                 PAID TO
  POSITION                 THE TRUST             TRUSTEES

Tom A. Schlossberg            -0-                  -0-
Trustee
Donald E. Flynn               -0-                  -0-
Trustee
Robert L. Lindsay           $9,000               $9,000
Trustee
Nikhil Malvania             $9,000               $9,000
Trustee
Joyce Galpern Norden        $9,000               $9,000
Trustee

      For the fiscal year ended December 31, 1996, the Portfolio Series provided the following compensation to its Trustees.

                                                   TOTAL
                                                COMPENSATION
                                             FROM THE PORTFOLIO
                           AGGREGATE             SERIES AND
   NAME OF               COMPENSATION           FUND COMPLEX
   PERSON,                   FROM                  PAID TO
  POSITION            THE PORTFOLIO SERIES        DIRECTORS

Tom A. Schlossberg           None                  None
Trustee
Donald E. Flynn              None                  None
Trustee
Neal M. Jewell              $10,000               $10,000
Trustee
Eugene M. Manella           $10,000               $10,000
Trustee
Patricia L. Sawyer          $10,000               $10,000
Trustee


                          INVESTMENT ADVISORY SERVICES


      The Adviser manages the assets of each Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Portfolio Series with respect to that Portfolio and the investment policies described herein and in the Prospectus for the corresponding Fund. Subject to such further policies as the Portfolio Series' Board of Trustees may determine, the Adviser provides general investment advice to each Portfolio.

      For each Portfolio, the Adviser has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with each Subadviser.

      Each Advisory Agreement provides that the Adviser or a Subadviser, as the case may be, may render services to others. Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a Portfolio when authorized either by majority vote of the investors in the Portfolio (with the vote of each being in proportion to the amount of its investment) or by a vote of a majority of the Board of Trustees of the Portfolio Series, or by the Adviser or a Subadviser on not more than 60 days' nor less than 30 days' written notice, as the case may be, and will automatically terminate in the event of its assignment. Each agreement provides that neither the Adviser nor Subadviser nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the corresponding Portfolio, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement and the Subadvisory Agreement, as the case may be.


      The Adviser's and Subadviser's fees are described in the Funds'
Prospectus.


      Diversified is an investment firm dedicated to meeting the complete needs of retirement plan sponsors and participants from pre- through post-retirement. Diversified provides flexible, high-quality services coupled with the employment of independent investment managers in an innovative investment structure.


      Diversified services over $[8] billion in retirement plan assets and has offices in Boston, Charlotte, Chicago, Cincinnati, Dallas, Houston, New Orleans, New York, Philadelphia, Portland and San Francisco. It maintains recordkeeping for 300,000 participants and has 490 employees dedicated to retirement plan investment and administration. Its employees average more than seven years of retirement plan experience.


      As experts in customizing retirement solutions, Diversified offers comprehensive programs of high-quality investments and administrative services to defined benefit, defined contribution and not-for-profit pension plan sponsors. Diversified forms a partnership with its clients to provide exceptional plan design, participant communication programs, recordkeeping services and technical guidance.

      Diversified's investment structure provides access to an array of complementary investment alternatives representing the major asset classes along the risk/reward spectrum. Subadvisers are selected from more than 2,000 highly accomplished independent firms. Each subadviser's performance is carefully monitored by Diversified taking into consideration fund performance in light of investment objectives and policies and level of risk.

      Through a rigorous portfolio manager selection process which includes researching each subadviser's asset class, track record, organizational structure, management team, consistency of performance and assets under management, five to ten subadvisers are chosen. Out of that group, Diversified then carefully chooses the three most qualified subadvisers based on performance evaluation, ownership structure, personnel and philosophy to return for an on-site visit and a quantitative and qualitative analysis by the investment committee. Out of those three subadvisers, Diversified then hires the most qualified, independent subadviser for each Portfolio, subject to approval by the Portfolio Series' Board of Trustees including a majority of the Trustees who are not "interested persons" of the Portfolio Series.

      Diversified brings comprehensive monitoring and control to the investment management process. It seeks superior portfolio management and moves purposefully in replacing managers when warranted. From a plan sponsor's perspective, replacing a manager, and not the investment fund, is a key advantage in avoiding the expense and difficulty of re-enrolling participants or disrupting established plan administration. Replacing a Subadviser, however, will necessitate a shareholder proxy solicitation which involves other expenses to a Fund.

      Highly disciplined manager evaluation on both a quantitative and qualitative basis, is an ongoing process. Diversified's Manager Monitoring Group gathers and analyzes performance and Diversified's Investment Committee reviews it. Performance attribution, risk/return ratios and purchase/sale assessments are prepared monthly and, each quarter, a more comprehensive review is completed which consists of manager visits, fundamental analysis and statistical analysis. Extensive quarterly analysis is conducted to ensure that the investment fund is being managed in line with the stated objectives. Semiannually, the Investment Committee reviews the back-up manager selection, regression analysis and universe comparisons.

      A number of "red flags" signal a more extensive and frequent manager review. These flags consist of a return inconsistent with the investment objective, changes in subadviser leadership, ownership or portfolio managers, large changes in assets under management and changes in philosophy or discipline. The immediate response to any red flag is to assess the potential impact on the manager's ability to meet investment objectives. Diversified monitors "back-up" additional independent managers for each investment so that, should a manager change be warranted, the transition can be effected on a timely basis.


      For the fiscal year ended December 31, 1994, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following
Portfolios:

  PORTFOLIO                            EARNED    WAIVED
Money Market....................      $312,079   $29,141
High Quality Bond...............       607,967    20,204
Intermediate Government Bond....       246,814    32,308
Government/Corporate Bond.......       776,654    10,376
Balanced........................       443,372    38,936
Equity Income...................     2,470,354     2,000
Growth & Income.................       576,431    23,276
Equity Growth...................       629,874    31,377
Special Equity..................     1,628,738    61,756

      For the fiscal year ended December 31, 1995, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following
Portfolios:

  PORTFOLIO                            EARNED     WAIVED

Money Market.....................     $_____     $_____
High Quality Bond................      _____      _____
Intermediate Government Bond.....      _____      _____
Government/Corporate Bond........      _____      _____
High-Yield Bond..................      _____      _____
Balanced.........................      _____      _____
Equity Income....................      _____      _____
Growth & Income..................      _____      _____
Equity Growth....................      _____      _____
Special Equity...................      _____      _____
International Equity.............      _____      _____

     For the fiscal year ended December 31, 1996, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following
Portfolios:

  PORTFOLIO                            EARNED     WAIVED

Money Market......................    $_____     $_____
High Quality Bond.................     _____      _____
Intermediate Government Bond......     _____      _____
Government/Corporate Bond.........     _____      _____
High-Yield Bond...................     _____      _____
Balanced..........................     _____      _____
Equity Income.....................     _____      _____
Equity Value......................     _____      _____
Growth & Income...................     _____      _____
Equity Growth.....................     _____      _____
Special Equity....................     _____      _____
Aggressive Equity.................     _____      _____
International Equity..............     _____      _____


                                 ADMINISTRATOR


     Diversified provides administrative services to the Portfolios under Advisory Agreements with each of the Portfolios, and to the Trust under the Administrative Services and Transfer Agency Services Agreement with the Trust. These agreements are described in the Prospectus. Each such agreement provides that Diversified may render services to others as administrator. In addition, each agreement terminates automatically if it is assigned and may be terminated without penalty, in the case of the Portfolio Series, by majority vote of the Funds and of the other investors in the Portfolio Series (with the vote of each being in proportion to the amount of its investment) or, in the case of the Trust, by majority vote of the Trust's shareholders, or by either party on not more than 60 days' nor less than 30 days' written notice. Each agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with administrative services provided to any Fund or Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

                          CUSTODIAN AND TRANSFER AGENT

     Pursuant to the Administrative and Transfer Agency Services Agreement, Diversified acts as transfer agent for each of the Funds (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of a Fund, performs other transfer agency functions, and acts as dividend disbursing agent for each Fund.

     Pursuant to two Custodian Agreements, Investors Bank & Trust Company acts as the custodian of each Fund's assets, i.e., each Fund's interest in its corresponding Portfolio, and as the custodian of each Portfolio's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Portfolios' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolios' investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Portfolio. Securities held by the Portfolios may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Trustees of the Portfolio Series. The Custodian does not determine the investment policies of the Portfolios or decide which securities the Portfolios will buy or sell. A Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and the Trust and the Portfolio Series.

                                    TAXATION


     Each Fund intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by meeting all applicable requirements of Subchapter M of the Code, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions and the composition and holding period of the Fund's portfolio assets. Because each Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is expected that no Fund will be required to pay any entity level federal income or excise taxes, although foreign-source income may be subject to foreign withholding taxes. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund will incur a regular corporate federal income tax upon its taxable income (thereby reducing the return realized by Fund shareholders) and Fund distributions would constitute ordinary corporate dividends when issued to shareholders. However, shareholders who are Qualified Investors would not, in that event, incur any income tax liability on such distributions provided they remain exempt from federal income tax.


     Under interpretations of the Internal Revenue Service (1) each Portfolio will be treated for federal income tax purposes as a partnership which is not a publicly traded partnership and (2) for purposes of determining whether a Fund satisfies requirements of Subchapter M of the Code, the Fund, as an investor in its corresponding Portfolio, will be deemed to own a proportionate share of that Portfolio's assets and will be deemed to be entitled to the Portfolio's income attributable to that share. The Portfolio Series has advised the Funds that it intends to conduct the Portfolios' operations so as to enable investors, including the Funds, to satisfy those requirements.


DISTRIBUTIONS


     Tax-qualified retirement plans which invest in any Fund generally will not be subject to tax liability on either distributions from a Fund or redemptions of shares of a Fund. Rather, participants are taxed when they take distributions from the underlying plan in accordance with the rules under the Code governing the taxation of such distributions. Qualified Investors otherwise generally exempt from federal taxation of their income might nevertheless be taxed on distributions of the Fund, and any gain realized on redemption of Fund shares, where the Investor is subject to the unrelated business taxable income provisions of the Code with respect to its investment in the Fund because, e.g., its acquisition of shares in the Fund was financed with debt.


     Individual and institutional investors, and Qualified Investors which for any reason prove not to be exempt from federal income taxation, will be subject to tax on distributions received from the Fund irrespective of the fact that such distributions are reinvested in additional shares. Distributions to such investors, other than of net capital gains, will be taxable as ordinary income; distributions of net capital gains would be taxable to such Investors as long-term capital gain without regard to the length of time they have held in shares in the Fund. A portion of the dividends received from a Fund investing in corporate stocks (but none of that Fund's capital gain distribution) may qualify for the dividends-received deduction for corporations. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments. Certain dividends declared in October, November or December of a calendar year and paid to a Qualified Investor which is subject to tax on the distribution in January of the succeeding calendar year are taxable to such Investor as if paid on December 31 of the year in which they were declared. Fund distributions will reduce a Fund's net asset value per share. Shareholders who buy shares shortly before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a distribution, subject to tax in the case of investors otherwise subject to income taxation.

     Distributions and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from a Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable distributions and redemption proceeds paid to any shareholder (including a non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

SALE OF SHARES


     Any gain or loss realized by a shareholder subject to federal income tax upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss that will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange of a Fund's shares by such a shareholder will be disallowed to the extent the shares disposed of are replaced (including by shares acquired pursuant to reinvested distribution) within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by such a shareholder on a disposition of a Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.


FOREIGN SHAREHOLDERS


     The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


TAXATION OF THE PORTFOLIO SERIES

     The Portfolio Series, if treated for tax purposes as a partnership, would not be subject to federal income taxation. Instead, a Fund would take into account, in computing its federal income tax liability, its share of the Portfolio Series' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio Series.


     Withdrawals by a Fund from its corresponding Portfolio generally will not result in such Fund recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of a Fund's interest in its Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of a Fund's entire interest in the Portfolio Series and includes a disproportionate share of any unrealized receivables held by the Portfolio Series, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of a Fund's interest in the Portfolio Series generally equals the amount of cash and the basis of any property that the Fund invests in its corresponding Portfolio, increased by the Fund's share of income from that Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed from its corresponding Portfolio.


FOREIGN WITHHOLDING TAXES


     Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries; it is not expected that the Portfolios or the Funds will be able to "pass through" to the Fund shareholders subject to tax any foreign tax credits with respect to these taxes.

     Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of assets to be invested in various countries will vary.


EFFECTS OF CERTAIN INVESTMENTS AND INVESTMENT POLICIES

     A Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders otherwise subject to taxation. Any investment in zero coupon securities, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     A Fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, futures contracts, forward contracts, and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code. As a result, however, a Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so.

     Special tax considerations apply with respect to foreign investments of a Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and loss. The holding of foreign currencies for nonhedging purposes and investment by a Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund.

OTHER TAXATION


     The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a RIC for federal income tax purposes. The investment by each Fund in its corresponding Portfolio does not cause a Fund to be liable for any income or franchise tax in the State of New York.

     The Portfolio Series is organized as a New York trust. The Portfolio Series is not subject to any income or franchise tax in the State of New York or, so long as it is treated as a partnership (not taxable as a publicly traded partnership) for federal income tax purposes, the Commonwealth of Massachusetts.


     Distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders of the Funds may be subject to state and local taxes on a Fund's distributions to them. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


                               DISTRIBUTION PLAN

     The Trust has adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Funds and their shareholders. The Distribution Plan provides that the Distributor may receive a fee from each Fund at an annual rate not to exceed 0.25% of that Fund's average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with the sale of shares of the Fund, such as advertising expenses and the expenses of printing (excluding typesetting) and distributing Prospectuses and reports used for sales purposes, expenses of preparing and printing of sales literature and other distribution-related expenses.

     The Distribution Plan will continue in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The Distribution Plan requires that at least quarterly the Trust and the Distributor shall provide to the Board of Trustees and the Board of Trustees shall review a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of the Trust's disinterested Trustees shall be committed to the discretion of the Trust's disinterested Trustees then in office. The Distribution Plan may be terminated with respect to a Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by vote of a majority of the outstanding voting securities of that Fund. The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Fund and may not be materially amended in any case without a vote of the majority of both the Trust's Trustees and the Trust's Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.

     As contemplated by the Distribution Plan, Diversified Investors Securities Corp. acts as the agent of the Funds in connection with the offering of shares of the Funds pursuant to a Distribution Agreement (the "Distribution Agreement"). After the Prospectuses and periodic reports have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies of the Prospectuses and periodic reports which are used in connection with the offering of shares of the Funds to prospective investors. The Prospectus contains a description of fees payable to the Distributor under the Distribution Agreement.

                            INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P. serves as the Funds' and the Portfolios' independent accountants providing audit and accounting services including (i) audit of the annual financial statements, (ii) assistance and consultation with respect to the preparation of filings with the SEC and (iii) preparation of annual income tax returns.

                     DESCRIPTION OF THE TRUST; FUND SHARES

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated as of April 23, 1993. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.00001 par value which may be issued in separate series. Currently, the Trust has thirteen active series, although additional series may be established from time to time. If additional series are established, each share of a series will represent an equal proportionate interest in that series with each other share of the series.

     The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

     Shares of the Trust entitle their holder to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved.

     The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of each Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a particular Fund. The Declaration of Trust also provides for the maintenance, by or on behalf of the Trust and the Funds, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Funds, their shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and a Fund itself was unable to meet its obligations.

                                    EXPERTS

     The financial statements incorporated herein have been so included in reliance on the report of Coopers & Lybrand L.L.P. independent accountants, given on the authority of said firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS


     The financial statements of the Trust and the Portfolio Series as of December 31, 1996 have been filed with the Securities and Exchange Commission as part of the Fund's annual report pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder, and are hereby incorporated herein by reference from such report. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

 Corporate and Municipal Bonds


     AAA--An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA--An obligation rated AA differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A--An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB--An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB--An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     Plus (+) or minus (-)--The ratings from AA to BB may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.


 Commercial Paper, including Tax Exempt


     A-1--A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2--A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3--A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MOODY'S

 Corporate and Municipal Bonds


     AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     BAA--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

 Commercial Paper


     PRIME-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      --   Leading market positions in well established industries.
      --   High rates of return on funds employed.
      -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
      -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      -- Well-established access to a range of financial markets and assured sources of alternate liquidity.


Investment Adviser of the Portfolio Series,
  Administrator and Transfer Agent

Diversified Investment Advisors, Inc.
Four Manhattanville Road
Purchase, NY 10577
FUNDS GROUP                               THE DIVERSIFIED INVESTORS
                                          Diversified Investors Money Market Fund
                                          Diversified Investors High Quality Bond Fund
                                          Diversified Investors Intermediate Government
                                            Bond Fund
                                          Diversified Investors Government/Corporate
                                            Bond Fund
                                          Diversified Investors High-Yield Bond Fund
                                          Diversified Investors Balanced Fund
                                          Diversified Investors Equity Income Fund
                                          Diversified Investors Equity Value Fund
                                          Diversified Investors Growth & Income Fund
                                          Diversified Investors Equity Growth Fund
                                          Diversified Investors Special Equity Fund
                                          Diversified Investors Aggressive Equity Fund
                                          Diversified Investors International Equity Fund

Investment Subadvisers of the Portfolios

Diversified Investors Money Market Fund,
  Diversified Investors Intermediate Government
  Bond Fund and Diversified Investors
  Government/Corporate Bond Fund
  Capital Management Group
    1740 Broadway
    New York, NY 10019

Diversified Investors High Quality Bond Fund
  Merganser Capital Management Corporation
    One Cambridge Center
    Cambridge, MA 02142

Diversified Investors High-Yield Bond Fund
  Delaware Investment Advisers
    2005 Market Street
    Philadelphia, Pennsylvania 19103

Diversified Investors Balanced Fund
  Institutional Capital Corporation
    303 West Madison Street
    Chicago, IL 60606

Diversified Investors Equity Income Fund
  Asset Management Group
    1740 Broadway
    New York, NY 10019


Diversified Investors Equity Value Fund
  ARK Asset Management Co., Inc.
    55 Water Street
    New York, NY 10041


Diversified Investors Growth & Income Fund
  Putnam Advisory Company, Inc.
    One Post Office Square
    Boston, MA 02109


Diversified Investors Equity Growth Fund
  Chancellor LGT Asset Management, Inc.
    1166 Avenue of the Americas
    New York, NY 10036


Diversified Investors Special Equity Fund
  Pilgrim Baxter & Associates
    1255 Drummers Lane
    Wayne, PA 19087

  ARK Management Co., Inc.
    One New York Plaza
    New York, NY 10004


  Liberty Investment Management
    2502 Rocky Point Drive
    Tampa, FL 33607


  Westport Asset Management, Inc.
    53 Riverside Avenue
    Westport, CT 06880


Diversified Investors Aggressive Equity Fund
  McKinley Capital Management, Inc.
    3301 C Street
    Anchorage, AK 99503

Diversified Investors International Equity Fund
  Capital Guardian Trust Company
    333 South Hope Street
    Los Angeles, CA 90071

Distributor

Diversified Investors Securities Corp.
  Four Manhattanville Road
  Purchase, NY 10577

Custodian

Investors Bank & Trust Company
  89 South Street
  Boston, MA 02205-1537

Independent Accountants

Coopers & Lybrand L.L.P.
  1301 Avenue of the Americas
  New York, New York 10019

PART C

OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.


      (a)  Financial Statements:

The financial statements included in Part A are as follows:

Financial Highlights:
Diversified Investors Money Market Fund
Diversified Investors High Quality Bond Fund
Diversified Investors Intermediate Government Bond Fund
Diversified Investors Government/Corporate Bond Fund
Diversified Investors High-Yield Bond Fund
Diversified Investors Balanced Fund
Diversified Investors Equity Income Fund
Diversified Investors Equity Value Fund
Diversified Investors Growth & Income Fund
Diversified Investors Equity Growth Fund
Diversified Investors Special Equity Fund
Diversified Investors Aggressive Equity Fund
Diversified Investors International Equity Fund

The financial statements incorporated by reference into Part B are as follows:

THE DIVERSIFIED INVESTORS FUNDS GROUP

Statements of Assets and Liabilities at December 31, 1996
Statements of Operations For the Year Ended December 31, 1996
Statements of Changes in Net Assets For the Years Ended December 31, 1995 and December 31, 1996
Notes to Financial Statements at December 31, 1996

DIVERSIFIED INVESTORS PORTFOLIOS

Statements of Assets and Liabilities at December 31, 1996
Statements of Operations For the Year Ended December 31, 1996
Statements of Changes in Net Assets For the Years Ended December 31, 1995 and December 31, 1996
Portfolio of Investments at December 31, 1996
Notes to Financial Statements at December 31, 1996

      (b)  Exhibits:

1. Declaration of Trust of the Registrant; Amended and Restated
Establishment and Designation of Series of Shares of Beneficial
Interest.(*)

2. By-Laws of the Registrant.(*)

6. Distribution Agreement between the Registrant and Diversified Investors Securities Corp.(1)

8. Custodian Agreement between the Registrant and Investors Bank & Trust Company.(1)

9. Administrative and Transfer Agency Services Agreement between the Registrant and Diversified Investment Advisors, Inc.(1)

10. Opinion of Counsel.(1)

11. Consent of Independent Auditors.(**)

13. Investor Representation Letter of Initial Shareholder.(1)

15. Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.(1)

16. Schedule for computation of performance quotations.(2)

17. Financial Data Schedules.(**)

19. Powers of Attorney.(*)

--------------------------
(1) Incorporated herein by reference from pre-effective amendment no. 2 to the Registrant's registration statement (the "Registration Statement") on Form N-1A (File no. 33-61810) as filed with the U.S. Securities and Exchange Commission (the "Commission") on January 3, 1994.

(2) Incorporated herein by reference from post-effective amendment no. 2 to the Registration Statement as filed with the Commission on April 28, 1995.

(*) Filed herewith.

(**) To be filed by amendment.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

      See "Management of the Trust and Portfolio Series Trustees and Officers of the Trust" in the Statement of Additional Information filed as part of this Registration Statement.

ITEM 26.   NUMBER OF HOLDERS OF SECURITIES.


                                                        NUMBER OF RECORD
                                                          HOLDERS AS OF
TITLE OF CLASS                                         FEBRUARY 14, 1997*

Diversified Investors Balanced Fund                          [ ]
Diversified Investors Money Market Fund                      [ ]
Diversified Investors Growth & Income Fund                   [ ]
Diversified Investors Equity Growth Fund                     [ ]
Diversified Investors Equity Income Fund                     [ ]
Diversified Investors Special Equity Fund                    [ ]
Diversified Investors High Quality Bond Fund                 [ ]
Diversified Investors Government/Corporate Bond Fund         [ ]
Diversified Investors Intermediate Government Bond Fund      [ ]

Diversified Investors High-Yield Bond Fund                   [ ]
Diversified Investors Equity Value Fund                      [ ]
Diversified Investors Aggressive Equity Fund                 [ ]
Diversified Investors International Equity Fund              [ ]


ITEM 27.  INDEMNIFICATION.


      Reference is made to Article V of the Registrant's Declaration of Trust, filed as an Exhibit herewith.


      Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the Trust's Declaration of Trust, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

      Not applicable.

ITEM 29.  PRINCIPAL UNDERWRITERS.

      (a) Diversified Investors Securities Corp. is the principal underwriter (the "Distributor") of the Registrant. The Distributor also serves as the exclusive placement agent for Diversified Investors Portfolios.

      (b) The names, titles and principal business addresses of the officers and directors of the Distributor are as stated on Form U-4 filed by each individual officer and of Form BD including Schedule A thereof (File No. 8-45671) (filed on August 31, 1993 and amended September 20, 1993), the text of which is herein incorporated by reference.

      (c)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.


Diversified Investment Advisors, Inc.
4 Manhattanville Road
Purchase, New York 10577
(administrator and transfer agent)

Diversified Investors Securities Corp.
4 Manhattanville Road
Purchase, New York 10577
(distributor)

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02205-1537
(custodian)

ITEM 31.  MANAGEMENT SERVICES.

      Not applicable.

ITEM 32.  UNDERTAKINGS.

      (a) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.


      (b) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant will furnish each person to whom a Part A is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the County of Westchester and the State of New York, on the 28th day of February, 1997.


                               THE DIVERSIFIED INVESTORS FUNDS GROUP

                               By: /s/  Tom A. Schlossberg
                                          Tom A. Schlossberg
                                          Trustee, President,
                                          Chief Executive
                                          Officer and Chairman
                                          of the Board of Trustees



      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on February 28th, 1997.


      SIGNATURES                           TITLE

/s/  Tom A. Schlossberg
      Tom A. Schlossberg       Trustee, President, Chief Executive
                               Officer and Chairman of the Board of
                               Trustees

*/s/  Donald E. Flynn
      Donald E. Flynn          Trustee

*/s/  Robert Lester Lindsay
      Robert Lester Lindsay    Trustee

*/s/  Nikhil Malvania
      Nikhil Malvania          Trustee

*/s/  Joyce Galpern Norden
      Joyce Galpern Norden     Trustee

/s/  Alfred C. Sylvain
      Alfred C. Sylvain        Treasurer and Principal Accounting
                               Officer


*By:
/s/  Robert F. Colby
      Robert F. Colby
      Attorney-in-fact pursuant to powers of attorney filed herewith

SIGNATURES

      Diversified Investors Portfolios has duly caused this registration statement on Form N-1A of The Diversified Investors Funds Group to be signed on its behalf by the undersigned, thereunto duly authorized in the County of Westchester and the State of New York, on the 28th day of February, 1997.


                               DIVERSIFIED INVESTORS PORTFOLIOS

                               By  /s/  Tom A. Schlossberg
                                          Tom A. Schlossberg
                                          Trustee, President, Chief
                                          Executive Officer and
                                          Chairman of the Board of
                                          Trustees of the Portfolios


      This post-effective amendment to the registration statement on Form N-1A of The Diversified Investors Funds Group has been signed below by the following persons in the capacities indicated on February 28th, 1997.


      SIGNATURES                          TITLE

/s/  Tom A. Schlossberg
      Tom A. Schlossberg       Trustee, President, Chief Executive
                               Officer and Chairman of the Board of
                               Trustees of the Portfolios

      Neal M. Jewell           Trustee of the Portfolios

      Eugene M. Mannella       Trustee of the Portfolios

      Patricia L. Sawyer       Trustee of the Portfolios


/s/   Alfred C. Sylvain
      Alfred C. Sylvain        Principal Accounting Officer of the
                               Portfolios



         Robert F. Colby
         Attorney-in-Fact

THE DIVERSIFIED INVESTORS FUNDS GROUP
EXHIBIT INDEX

EXHIBIT NO.


1. Declaration of Trust of the Registrant; Amended and Restated
Establishment and Designation of Series of Shares of Beneficial
Interest.

2. By-Laws of the Registrant.

19. Powers of Attorney.